                                                      Registration No. 333-59103


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                        POST-EFFECTIVE AMENDMENT NO. 2 TO

                                    FORM S-6
                                FOR REGISTRATION
                                      UNDER
                    THE SECURITIES ACT OF 1933 OF SECURITIES
                      OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                               -------------------

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                              (EXACT NAME OF TRUST)

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

              ROBERT J. BERDAN, VICE PRESIDENT AND GENERAL COUNSEL
                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)







It is proposed that this filing will become effective

        immediately upon filing pursuant to paragraph (b)
 ---    on April 28, 2000 pursuant to paragraph (b)
  X
 ---    60 days after filing pursuant to paragraph (a)(1) on (DATE) pursuant to
 ---    paragraph (a)(1) of Rule 485 this post-effective amendment designates a
 ---    new effective date for a previously filed post-effective amendment
 ---
                                ----------------

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

                     VARIABLE JOINT LIFE INSURANCE POLICIES

                              CROSS-REFERENCE SHEET

     Cross reference sheet showing location in Prospectus of information required by Form N-8B-2.

         Item Number                                         Heading in Prospectus
         -----------                                         ---------------------
                   1.........................................Cover Page
                   2 ........................................Cover Page; Northwestern Mutual
                   3 ........................................Not Applicable
                   4 ........................................Distribution of the Policies
                   5 ........................................The Account
                   6 ........................................The Account
                   7 ........................................Not Applicable
                   8 ........................................Not Applicable
                   9 ........................................Legal Proceedings
                  10(a)......................................Other Policy Provisions:  Owner
                  10(b)......................................Other Policy Provisions:  Dividends
                  10(c) and (d)..............................Death Benefit, Cash Value, Policy
                                                             Loans,  Withdrawals  of Cash  Value,  Right to  Return
                                                             Policy
                  10(e)......................................Premiums, Termination and
                                                             Reinstatement
                  10(f)......................................Voting Rights
                  10(g)......................................Voting Rights, Substitution of Fund
                                                             Shares and Other Changes
                  10(h)......................................Voting Rights, Substitution of Fund
                                                             Shares and Other Changes
                  10(i)......................................Premiums, Death Benefit, Cash Value,
                                                             Dividends
                  11.........................................The Account, The Funds
                  12 ........................................The Funds
                  13 ........................................Summary, The Funds, Deductions and
                                                             Charges, Distribution of the Policies
                  14 ........................................Summary:  The Policy:  Availability
                                                             Limitations
                  15 ........................................Premiums, Allocations to the Account
                  16 ........................................The Account, The Funds, Allocations
                                                             to the Account
                  17 ........................................Same Captions as Items 10(a), (c),
                                                             and (d)
                  18 ........................................The Account, Detailed Information about the Policy
                  19 ........................................Reports
                  20 ........................................Not Applicable
                  21 ........................................Policy Loans
                  22 ........................................Other Policy Provisions:
                                                             Incontestability and Deferral of
                                                             Determination and Payment
                  23.........................................Not Applicable
                  24 ........................................Not Applicable
                  25 ........................................Northwestern Mutual
                  26 ........................................The Funds, Deductions and Charges
                  27 ........................................Northwestern Mutual
                  28 ........................................Management
                  29 ........................................Not Applicable
                  30 ........................................Not Applicable
                  31 ........................................Not Applicable
                  32 ........................................Not Applicable

                  33 ........................................Not Applicable
                  34 ........................................Not Applicable
                  35 ........................................Northwestern Mutual
                  36 ........................................Not Applicable
                  37 ........................................Not Applicable
                  38 ........................................Distribution of the Policies
                  39 ........................................Distribution of the Policies
                  40 ........................................The Funds
                  41 ........................................The Funds, Distribution of the Policies
                  42 ........................................Not Applicable
                  43 ........................................Not Applicable
                  44 ........................................The Funds, Premiums, Death Benefit,
                                                             Allocations to the Account, Cash Value
                  45 ........................................Not Applicable
                  46 ........................................Same Captions as Items 10(c) and (d)
                  47 ........................................Not Applicable
                  48 ........................................Not Applicable
                  49 ........................................Not Applicable
                  50 ........................................The Account
                  51 ........................................Numerous Captions
                  52 ........................................Substitution of Fund Shares and
                                                             Other Changes
                  53 ........................................Not Applicable
                  54 ........................................Not Applicable
                  55 ........................................Not Applicable
                  56 ........................................Not Applicable
                  57 ........................................Not Applicable
                  58 ........................................Not Applicable
                  59 ........................................Financial Statements

APRIL 28, 2000




         NORTHWESTERN MUTUAL VARIABLE JOINT LIFE



         Flexible Premium Joint Life Insurance Policy

         Insurance Payable on Second Death





















                                                                       (PHOTO)













         NORTHWESTERN MUTUAL                       The Northwestern Mutual Life
         SERIES FUND, INC. AND                     Insurance Company
         RUSSELL INSURANCE FUNDS                   720 East Wisconsin Avenue
                                                   Milwaukee, Wisconsin 53202
                                                   (414) 271-1444


                            P R O S P E C T U S E S





                                                     NORTHWESTERN MUTUAL(TM)
                                                     The Quiet Company(R)

                          CONTENTS FOR THIS PROSPECTUS

                                                      PAGE

Prospectus..............................................1
Summary ................................................2
     Variable Life Insurance............................2
     The Account and its Divisions......................2
     The Policy.........................................2
       Availability Limitations.........................2
       Premiums.........................................2
       Death Benefit....................................2
       Cash Value ......................................2
       Deductions and Charges...........................2
         From Premiums..................................2
         From Policy Value..............................2
         From Surrender Proceeds........................3
         From the Mutual Funds..........................3
The Northwestern Mutual Life Insurance Company,
     Northwestern Mutual Variable Life Account,
         Northwestern Mutual Series Fund, Inc. and
         Russell Insurance Funds........................5
     Northwestern Mutual................................5
     The Account........................................5
     The Funds..........................................5
      Northwestern Mutual Series Fund, Inc..............5
        Small Cap Growth Stock Portfolio................5
        Aggressive Growth Stock Portfolio...............5
        International Equity Portfolio..................5
        Index 400 Stock Portfolio.......................5
        Growth Stock Portfolio..........................6
        Growth and Income Stock Portfolio...............6
        Index 500 Stock Portfolio.......................6
        Balanced Portfolio..............................6
        High Yield Bond Portfolio.......................6
        Select Bond Portfolio...........................6
        Money Market Portfolio..........................6
      Russell Insurance Funds...........................6
        Multi-Style Equity Fund.........................6
        Aggressive Equity Fund..........................6
        Non-U.S. Fund...................................6
        Real Estate Securities Fund.....................6
        Core Bond Fund..................................7
Detailed Information About the Policy...................7
     Premiums...........................................7
     Death Benefit......................................7
       Death Benefit Options............................7
       Choice of Tests for Tax Purposes.................7
       Death Benefit Changes............................8
     Allocations to the Account.........................8
     Deductions and Charges.............................8
       Deductions from Premiums.........................8

       Charges against the Policy Value.................9
       Surrender Charge.................................9
       Expenses of the Fund.............................9
   Cash Value..........................................10
   Policy Loans........................................10
   Withdrawals of Cash Value...........................10
   Termination and Reinstatement.......................10
       Right to Return Policy..........................11
       Other Policy Provisions.........................11
           Owner.......................................11
           Beneficiary.................................11
           Incontestability............................11
           Suicide.....................................11
           Misstatement of Age or Sex..................11
           Collateral Assignment.......................11
           Deferral of Determination and Payment.......11
           Dividends...................................11
       Voting Rights...................................11
       Substitution of Fund Shares
         and Other Changes.............................12
   Reports.............................................12
   Distribution of the Policies........................12
   Tax Considerations..................................12
       General.........................................12
       Life Insurance Qualification....................12
       Tax Treatment of Life Insurance.................12
       Modified Endowment Contracts....................13
       Estate and Generation Skipping Taxes............14
       Other Tax Considerations........................14
   Other Information...................................14
       Management......................................14
       Regulation......................................16
       Legal Proceedings...............................17
       Registration Statement..........................17
       Experts.........................................17
   Financial Statements................................18
     Report of Independent Accountants
       (for the two years ended December 31, 1999).....18
     Financial Statements of the Account
       (for the two years ended December 31, 1999).....19
     Financial Statements of Northwestern Mutual
       (for the three years ended
          December 31, 1999)...........................30
     Report of Independent Accountants
       (for the three years ended
         December 31, 1999)............................41
   Appendix A..........................................42
   Appendix B..........................................51


P R O S P E C T U S


NORTHWESTERN MUTUAL VARIABLE JOINT LIFE

FLEXIBLE PREMIUM VARIABLE JOINT LIFE INSURANCE POLICY
INSURANCE PAYABLE ON SECOND DEATH




This prospectus describes the Variable Joint Life Policy (the
"Policy") offered by The Northwestern Mutual Life Insurance Company. The Policy provides life insurance coverage on two insureds with a death benefit payable on the second death while the policy is in force.

The Policy offers flexible premium payments, sixteen investment funding options and a choice of three death benefit options.

The investment options correspond to the eleven Portfolios of Northwestern Mutual Series Fund, Inc. and the five Funds which comprise the Russell Insurance Funds. The prospectuses for these mutual funds, attached to this prospectuses, describe the investment objectives for all of the Portfolios and Funds.

The values provided by the Policy vary daily depending on investment results. These values are not guaranteed. The Portfolios and Funds present varying degrees of investment risk.

You may return your Policy for a limited period of time. See "Right to Return Policy", p. 11.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE
WITH A VARIABLE LIFE NSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH
VALUE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND THE RUSSELL INSURANCE FUNDS WHICH ARE ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY



The following summary provides a brief overview of the Policy. It omits details which are included elsewhere in this prospectus and the attached mutual fund prospectuses and in the terms of the Policy.

VARIABLE LIFE INSURANCE

Variable life insurance is cash value life insurance and is similar in many ways to traditional fixed benefit life insurance. Both kinds of life insurance provide an income tax-free death benefit and a cash value that grows tax-deferred. Variable life insurance allows the policyowner to direct the premiums, after certain deductions, among a range of investment options. The variable life insurance death benefit and cash value vary to reflect the performance of the selected investments.

THE ACCOUNT AND ITS DIVISIONS

Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has sixteen divisions. You determine how net premiums are to be apportioned. We invest the assets of each division in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The eleven Portfolios of Northwestern Mutual Series Fund, Inc. are the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The five Russell Insurance Funds are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund. For additional information about the funds see the attached prospectuses.

THE POLICY

AVAILABILITY LIMITATIONS The Variable Joint Life Policy is available for two insureds each between ages 20 and 85. The minimum Specified Amount of insurance is $1,000,000, or $500,000 if the older insured's issue age is age 50 or older.

PREMIUMS You may pay premiums at any time and in any amounts, within limits, but additional premiums will be required to keep the Policy in force if values become insufficient to pay current charges.


DEATH BENEFIT The Policy offers a choice of three death benefit options:

-        Specified Amount (Option A)

-        Specified Amount Plus Policy Value (Option B)

-        Specified Amount Plus Premiums Paid (Option C)

In each case, the death benefit will be at least the amount needed to meet federal income tax requirements for life insurance. You select the Specified Amount when you purchase the Policy. You may increase or decrease the Specified Amount, within limits and subject to conditions, after a Policy is issued. The amount of the death benefit is not guaranteed.

CASH VALUE The cash value of a Policy is not guaranteed and varies daily to reflect investment experience. A Policy may be surrendered for its cash value. The Policy also includes loan and withdrawal provisions.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

- Deduction of 3.6% for local, state and federal taxes attributable to premiums

- Sales load of 6.4% up to the Target Premium in Policy years 1-10, and 2.4% of all other premiums. The Target Premium is described under
        `Premiums', on page 7.

FROM POLICY VALUE

- Cost of insurance charge deducted monthly, is based on the net amount at risk, Policy duration, and the issue age, sex and risk classification of the insured persons. Current charges are based on our experience. Maximum charges are based on the 1980 CSO Mortality Tables.

- Monthly mortality and expense risk charge. This consists of two components:

         (1) The invested assets component - The current charge is at the annual rate of .45% (0.0375% monthly rate) of the Policy Value less any Policy debt. The maximum charge is at the annual rate of .90% (0.075% monthly rate).

         (2) The Specified Amount component - The charge is based on the Specified Amount and the issue ages of the insured persons, and applies during the first 10 Policy years. The range on an annual basis is from 4(cent) per $1,000 of initial Specified Amount if both insured persons are issue age 25 or younger, up to $1.72 per $1,000 of initial Specified Amount if both insured persons are issue age 72 or older.

- Monthly administrative charge. The current charge is $5.00. The maximum charge is $7.50.

- Monthly underwriting and issue charge. The charge is based on the Specified Amount and risk classification of the insured persons. It applies during the first 10 Policy years. The range is from 1.5(cent) to 3.5(cent) per $1,000 of initial Specified Amount, with a maximum monthly charge of $75 to $175.

- Deferred sales charge deducted monthly. The charge is 7.5% (0.625% monthly rate) of premiums paid during the first Policy year up to the Target Premium. During the first Policy year the monthly deduction is based on cumulative premiums paid to date up to the Target Premium. The charge applies during the first 10 Policy years.

-        Charge for expenses and taxes associated with the Policy loan, if any.
         The aggregate charge is at the current annual rate of .90% (0.075% monthly rate) of the Policy debt during the first ten Policy years and .35% (.029167%) thereafter.

- Any transaction charges that may result from a withdrawal, a transfer, a change in the Specified Amount or a change in the death benefit option. We are currently waiving these charges. The maximum charge is $250 for death benefit option changes and $25 for each of the other transactions.

FROM SURRENDER PROCEEDS

A surrender charge equal to 50% of the premiums actually paid during the first Policy year or 50% of the Target Premium, whichever is less. Beginning with the second Policy year, the surrender charge decreases by the same dollar amount month by month to zero at the end of the tenth Policy year.

FROM THE MUTUAL FUNDS

- A daily charge for investment advisory and other services provided to the mutual funds. The total expenses vary by Portfolio or Fund and currently fall in an approximate range of .20% to 1.50% of assets on an annual basis.

The following table shows the annual expenses for each of the Portfolios and Funds, as a percentage of the average net assets, based on 1999 operations.

                      NORTHWESTERN MUTUAL SERIES FUND, INC.
                      -------------------------------------

                        INVESTMENT
                         ADVISORY     OTHER      TOTAL
PORTFOLIO                  FEE       EXPENSES   EXPENSES
---------                  ---       --------   --------
Small Cap Growth
  Stock* .............    .79%          .24%      1.03%
Aggressive Growth
  Stock...............    .51%          .00%       .51%
International Equity..    .67%          .07%       .74%
Index 400 Stock*......    .25%          .11%       .36%
Growth Stock .........    .43%          .00%       .43%
Growth and Income
  Stock...............    .57%          .00%       .57%
Index 500 Stock.......    .20%          .00%       .20%
Balanced..............    .30%          .00%       .30%
High Yield Bond.......    .49%          .01%       .50%
Select Bond...........    .30%          .00%       .30%
Money Market..........    .30%          .00%       .30%

*Small Cap Growth Stock and Index 400 Stock Portfolios Northwestern Mutual Investment Services, LLC (NMIS), investment adviser to Northwestern Mutual Series Fund, Inc., has contractually agreed to waive, at least until December 31, 2000, a portion of its advisory fee, up to the full amount of that fee, equal to the amount by which total operating expenses exceed (1) 1.00% of the Small Cap Growth Stock Portfolio's average daily net assets on an annual basis, and (2) 0.35% of the Index 400 Stock Portfolio's average daily net assets. In addition, NMIS has voluntarily agreed to reimburse each of these portfolios for all remaining expenses after fee waivers which exceed (1) 1.00% in the case of the Small Cap Growth Stock Portfolio, and (2) 0.35% in the case of the Index 400 Stock Portfolio, of the average daily net assets on an annual basis. This waiver and reimbursement, in each case, may be revised or eliminated at any time without notice to shareholders.

                             RUSSELL INSURANCE FUNDS
                             -----------------------

                       INVESTMENT
                        ADVISORY       OTHER      TOTAL
FUND                      FEE *      EXPENSES*  EXPENSES
----                      -----      ---------  --------
Multi-Style Equity
  Fund................    0.78%       0.15%       0.93%
Aggressive Equity
  Fund................    0.95%       0.39%       1.34%
Non-U.S. Fund.........    0.95%       0.55%       1.50%
Real Estate Securities
  Fund................    0.85%       0.30%       1.15%
Core Bond Fund........    0.60%       0.26%       0.86%

*Multi-Style Equity Fund Frank Russell Investment Company's (FRIC's) advisor, Frank Russell Investment Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2001, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 0.92% of the average net assets of the Multi-Style Fund.

Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2001, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.25% of the average net assets of the Aggressive Equity Fund.

Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2001, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.30% of the average net assets of the Non-U.S. Fund.

Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2001, a portion of its .85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.15% of the average daily net assets on an annual basis.

Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2001, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed
 .80% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed .80% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were .80% of the average net assets of the Core Bond Fund.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT,
NORTHWESTERN MUTUAL SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS


NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fifth largest life insurance company, based on total assets in excess of $85 billion on December 31, 1999, and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Internal Revenue Service Employer Identification Number of Northwestern Mutual is 39-0509570.

"We" in this prospectus means Northwestern Mutual.


THE ACCOUNT

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies, including other variable life insurance policies which are described in other prospectuses.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has sixteen divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.

THE FUNDS

NORTHWESTERN MUTUAL SERIES FUND, INC.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.


The investment adviser for the Fund is Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .79% for the Small Cap Growth Stock Portfolio, based on 1999 asset size. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .21% for the Small Cap Growth Stock Portfolio. We provide the people and facilities NMIS uses in performing its investment advisory functions and we are a party to the investment advisory agreement. NMIS has retained J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio.


The investment objectives and types of investments for each of the eleven Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.


SMALL CAP GROWTH STOCK PORTFOLIO The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.


AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.


INDEX 400 STOCK PORTFOLIO The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400
Index.


GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.


The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives. A table showing the expense ratios for each of the Russell Insurance Funds is included in the Summary above, at page 3. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Insurance Funds.


MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.


DETAILED INFORMATION ABOUT THE POLICY

PREMIUMS
The Policy permits you to pay premiums at any time before the Policy anniversary that is nearest the 95th birthday of the younger insured and in any amounts within the limits described in this section.

We use the Specified Amount you select when you purchase the Policy to determine the minimum initial premium. The minimum initial premium varies with the issue age and sex of the insured persons.

We calculate a Target Premium when the Policy is issued and we use the Target Premium in determining the sales load, commissions, surrender charge and other expense charges during the first 10 Policy years. The Target Premium is based on a survivorship whole life premium, assuming a 4% gross investment return, for the initial Specified Amount and the issue age, sex and risk classification of the insured persons. For example, for a male and female, both in the best risk classification and both issue age 55, the Target Premium is $18.58 per $1,000 of initial Specified Amount. The Target Premium will never exceed $100 per $1,000 of initial Specified Amount for any issue age, sex and risk classification combination.

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain in force during the lifetime of at least one of the insured persons so long as the cash value is sufficient to pay the monthly cost of insurance charge and other current charges.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the insureds meet our insurability requirements and we receive the premium prior to the anniversary nearest the older insured's 85th birthday. If you have elected the Guideline Premium/Cash Value Corridor Test, we will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a modified endowment contract. See "Choice of Tests for Tax Purposes", p. 7 and "Tax Considerations", p. 12.

DEATH BENEFIT

DEATH BENEFIT OPTIONS The death benefit is payable on the second death while the Policy is in force. The Policy provides for three death benefit options:

Specified Amount (Option A) You select the Specified Amount when you purchase the Policy.

Specified Amount Plus Policy Value (Option B) The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the charges for insurance and other expenses.

Specified Amount Plus Premiums Paid (Option C)

The selected death benefit option will be in effect before the Policy anniversary nearest the 100th birthday of the younger insured, and the death benefit will be equal to the Policy Value after that date.

Under any of the Options, or on or after the Policy anniversary nearest the 100th birthday of the younger insured, we will increase the death benefit if necessary to meet the definitional requirements for life insurance for federal income tax purposes as discussed below.

CHOICE OF TESTS FOR TAX PURPOSES A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of death benefit to the Policy Value. The minimum multiple decreases as the age of the insured persons advances. You make the choice of testing methods when you purchase a Policy and it may not be changed.

For the Guideline Premium/Cash Value Corridor Test the minimum multiples of death benefit to the Policy Value are shown in the following table. The attained age of the younger insured is used even if the younger insured is no longer living.

                          Guideline Premium/Cash Value
                            Corridor Test Multiples
                               Younger Insured Age

Attained     Policy              Attained   Policy
--------     ------              --------   ------
Age          Value %             Age        Value %
---          -------             ---        -------
40 or under    250               52.........  171
41........     243               53.........  164
42........     236               54.........  157
43........     229               55.........  150
44........     222               56.........  146
45........     215               57.........  142
46........     209               58.........  138
47........     203               59.........  134
48........     197               60.........  130
49........     191               61.........  128
50........     185               62.........  126
51........     178               63.........  124
64........     122               74.........  107
65........     120               75-90......  105
66........     119               91.........  104
67........     118               92.........  103
68........     117               93.........  102
69........     116               94.........  101
70........     115               95 or over.  100
71........     113
72........     111
73........     109

For the Cash Value Accumulation Test the minimum multiples of death benefit to the Policy Value are calculated using net single premiums based on the attained age of both insureds and the Policy's underwriting classification, using a 4% interest rate.

The Guideline Premium/Cash Value Corridor Test generally has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better cash value accumulation for a given amount of premium. But the Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy years.

DEATH BENEFIT CHANGES After we issue a Policy you may change the death benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less than the minimum for a new Policy that we would issue on that date.

A change in the death benefit option, or an increase or decrease in the Specified Amount, will be effective on the monthly processing date next following receipt of a written request at our Home Office.

Administrative charges of up to $250 for a change in the death benefit option, and up to $25 for each of more than one change in the Specified Amount in a Policy year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

A change in the death benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. See "Tax Considerations", p.
12. The cost of insurance charge will increase if a change results in a larger net amount at risk. See "Charges against the Policy Value," p. 9.

ALLOCATIONS TO THE ACCOUNT

We place the initial net premium in the Account on the Policy date. Net premiums you pay thereafter are placed in the Account on the date we receive them at our Home Office. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums", below.


We invest premiums we place in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the later of the date we approved the application and the date we received the initial premium at our Home Office. A different initial allocation date applies in those states which require a refund of at least the premium paid during the period when the Policy may be returned. In those states, the initial allocation date will be one day after the end of the period during which the policyowner has the right to return the Policy, based on the applicable state laws. See "Right to Return Policy", p. 11. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums we place in the Account thereafter. Allocation must be in whole percentages.


You may transfer accumulated amounts from one division of the Account to another. Transfers are effective on the date we receive a written request at our Home Office. We reserve the right to charge a fee of up to $25, to cover administrative costs of transfers, if there are more than twelve transfers in a Policy year. We are currently waiving these fees.

DEDUCTIONS AND CHARGES


DEDUCTIONS FROM PREMIUMS We deduct a charge for taxes attributable to premiums from each premium. The total amount of this deduction is 3.6% of the premium. Of this amount, 2.35% is for state premium taxes. This 2.35% rate is an average rate since premium tax rates vary from state to state (they currently range from .5% to 3.5% of life insurance premiums.) We do not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. We believe that this charge does not exceed a reasonable estimate of our federal income taxes attributable to the treatment of deferred acquisition costs. We may change the charge for taxes to reflect any changes in the law.


We deduct a charge for sales costs from each premium. The charge is 6.4% of premiums paid during each of the first ten Policy years up to the Target Premium and 2.4% of all other premiums. The Target Premium is based on the Specified Amount and the issue age, sex and risk classification of the insured persons. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below.

CHARGES AGAINST THE POLICY VALUE We deduct a cost of insurance charge from the Policy Value on each monthly processing date. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is equal to the death benefit currently in effect less the Policy Value. The cost of insurance rate reflects the policy duration, and the issue age, sex and risk classification of the insured persons. The maximum cost of insurance rates are included in the Policy.

We also deduct from the Policy Value a monthly charge for the mortality and expense risks we have assumed. This charge includes the invested assets component and the Specified Amount component. The maximum amount of the invested assets component is equal to an annual rate of .90% (0.075% monthly rate) of the Policy Value. Currently the charge is equal to an annual rate of .45% (0.0375% monthly rate) of the Policy Value. The Specified Amount component is based on the Specified Amount and the issue ages of the insured persons, and applies during the first 10 Policy years. The range on an annual basis is from 4(cent) per $1,000 of initial Specified Amount if both insured persons are issue age 25 or younger, up to $1.72 per $1,000 of initial Specified Amount if both insured persons are issue age 72 or older. A table of rates and an example are included in Appendix B, p. 51. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

We deduct a monthly administrative charge of not more than $7.50. Currently this charge will be $5. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Policyowners. We do not expect to profit from this charge.


We deduct a monthly underwriting and issue charge based on the Specified Amount and the risk classification of the insureds. This charge applies during the first 10 Policy years. The range is from 1.5(cent) to 3.5(cent) per $1000 of initial Specified Amount, with a maximum monthly charge of $75 to $175.

We deduct a monthly deferred sales charge. The charge is 7.5% (0.625% monthly rate) of premiums paid during the first Policy year up to the Target Premium. During the first Policy year the monthly deduction is based on cumulative premiums paid to date up to the Target Premium. The charge applies during the first 10 Policy years. This charge is for sales expenses.

We deduct a charge for the expenses and taxes associated with the Policy debt, if any. The aggregate charge is at the current annual rate of 0.90% (0.075% monthly rate) of the Policy debt for the first ten Policy years and 0.35% (0.029167% monthly rate) thereafter.


The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 for changes in the Specified Amount, withdrawals or transfers of assets among the divisions of the Account if more than twelve transfers take place in a Policy year. The fee for a change in the death benefit option is $250. Currently we are waiving all of these fees.

We will apportion deductions from the Policy Value among the divisions of the Account in proportion to the amounts invested in the divisions.

SURRENDER CHARGE We will deduct a surrender charge from the Policy proceeds if you surrender the Policy during the first ten Policy years. During the first Policy year the surrender charge is equal to 50% of the premiums actually paid during the first Policy year or 50% of the Target Premium, whichever is less. The Target Premium, and therefore the maximum surrender charge, depends on the issue age, sex and risk classification of the insured persons. For example, for a male and female, both in the best risk classification and both issue age 55, the maximum surrender charge, where the Target Premium or more is paid and the Policy is surrendered during the first Policy year, would be $9.29 per $1,000 of initial Specified Amount. The surrender charge will never exceed $50 per $1,000 of initial Specified Amount for any issue age, sex and risk classification combination. Beginning with the second Policy year the surrender charge decreases by the same dollar amount month by month to zero at the end of the tenth Policy year. No surrender charge applies to a withdrawal of cash value.

EXPENSES OF THE FUNDS The investment performance of each division of the Account reflects all expenses borne by the corresponding Portfolio or Fund. The expenses are summarized above on page 3. See the attached mutual fund prospectuses for more information about those expenses.

CASH VALUE

You may surrender a Policy for the cash value at any time during the lifetime of at least one of the insured persons. The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value, reduced by the surrender charge and reduced by any Policy debt outstanding.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.

 POLICY LOANS

You may borrow up to 90% of the Policy Value less the surrender charge on the date of the loan, using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is reduced by the amount already borrowed.

Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. We add unpaid interest to the amount of the loan. If the amount of the loan plus the surrender charge equals or exceeds the Policy Value on a monthly processing date, the Policy will enter the grace period. See "Termination and Reinstatement", below. We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy in force.

We will take the amount of a Policy loan from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and credit them on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate. A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and we will transfer those amounts from our general account to the Account divisions, in proportion to the premium allocation in effect, as of the same date.

A Policy loan may have important tax consequences. See "Tax Considerations", p. 12.

WITHDRAWALS OF CASH VALUE

You may make a withdrawal of cash value. A withdrawal may not reduce the loan value to less than any Policy debt outstanding. The loan value is 90% of the Policy Value less the surrender charge. Following a withdrawal the remaining cash value must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

A withdrawal of cash value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal will be larger than the amount of the withdrawal. If Option A or Option C is in effect a withdrawal of cash value will reduce the Specified Amount by the amount of the withdrawal. Following a withdrawal the remaining death benefit must be at least the minimum amount that we would currently issue.

We will take the amount withdrawn from cash value from the Account divisions in proportion to the amounts in the divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of cash value may have important tax consequences. See "Tax Considerations", p. 12.

TERMINATION AND REINSTATEMENT

If the cash value is less than the monthly charges for the cost of insurance and other expenses on any monthly processing date, we allow a grace period of 61 days for the payment of sufficient premium to keep the Policy in force. The grace period begins on the date we send you a notice. The notice will state the minimum amount of premium required to keep the Policy in force and the date by which you must pay the premium. The Policy will terminate with no value unless you pay the required amount before the grace period expires.

After a Policy has terminated, it may be reinstated within three years. The insureds must provide satisfactory evidence of insurability. The minimum amount of premium required for reinstatement will be the monthly charges that were due when the Policy terminated plus the charges for three more months.

Reinstatement of a Policy will be effective on the first monthly processing date after an application for reinstatement is received at our Home Office, subject to our approval. Any Policy debt that was outstanding when the Policy terminated will also be reinstated.

The Policy Value when a Policy is reinstated is equal to the premium paid, after the deduction for taxes and sales load, plus any Policy debt, less the sum of all monthly charges for the cost of insurance and other expenses for the grace period and for the current month. We will allocate the Policy Value, less any Policy debt, among the Account divisions based on the allocation for premiums currently in effect.

A Policy may not be reinstated after the Policy has been surrendered for its cash value or if either of the insured persons has died after the end of the grace period.

See "Tax Considerations", p. 12, for a discussion of the tax effects associated with termination and reinstatement of a Policy.

RIGHT TO RETURN POLICY

You may return a Policy within 10 days (or later where required by state law) after you receive the Policy. In some states you may return the Policy within 45 days after you have signed the application for insurance. You may mail or deliver the Policy to the agent who sold it or to our Home Office. If you return it, we will consider the Policy void from the beginning. We will refund the sum of the amounts deducted from the premium paid plus the Policy Value less any Policy debt on the date the returned Policy is received. In some states, the amount we refund will not be less than the premium you paid.

OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while at least one of the insured persons is living. Ownership may be transferred to another. We must receive a written proof of the transfer at our Home Office. "You" in this prospectus means the owner or prospective purchaser of a Policy.

BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After we issue the Policy you may change the beneficiary in accordance with the Policy provisions.

INCONTESTABILITY. We will not contest a Policy after it has been in force during the lifetime of at least one insured for two years from the date of issue or two years from the effective date of a reinstatement. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been in force during the lifetime of at least one insured for two years from the date of issuance of the increase.

SUICIDE. If either insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals. If either insured dies by suicide within one year of the date of issuance of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase.

MISSTATEMENT OF AGE OR SEX. If the age or sex of either of the insureds has been misstated, we will adjust the charges for cost of insurance and other expenses under a Policy to reflect the correct age and sex of both insured persons.

COLLATERAL ASSIGNMENT. You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

DEFERRAL OF DETERMINATION AND PAYMENT. We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.

DIVIDENDS. The Policies will share in divisible surplus to the extent we determine annually. Since we do not expect the Policies to contribute to divisible surplus, we do not expect to pay any dividends.

VOTING RIGHTS

We are the owner of the shares of both mutual funds in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the mutual funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any mutual fund shareholders' meeting. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares of the mutual funds held in our general account in the same proportions as the shares for which we have received voting instructions. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy Value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.

We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions, we will include a summary of the action and reasons therefor in the next semiannual report to the owners of the Policies.

SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or Fund or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

REPORTS

At least once each Policy year you will receive a statement showing the death benefit, cash value, Policy Value and any Policy loan, including loan interest. This report will show the apportionment of invested assets among the Account divisions. You will also receive annual and semiannual reports for the Account and both of the mutual funds, including financial statements.

DISTRIBUTION OF THE POLICIES


We sell the Policies through individuals who are licensed life insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS was organized in 1968 and is a Wisconsin limited liability company. Its address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Internal Revenue Service Employer Identification Number of NMIS is 39-0509570.


Commissions paid to the agents will not exceed 40% of the premium up to the Target Premium for the first year, 6% of the premium up to the Target Premium during Policy years 2-10, and 2.75% of all other premium. Agents also receive commissions equal to .10% of Policy Value less Policy debt in Policy years 6 and later.

General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

TAX CONSIDERATIONS

GENERAL The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this discussion as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.


LIFE INSURANCE QUALIFICATION Section 7702 of the Code defines life insurance for federal income tax purposes. The Code provides two alternative tests for determining whether the death benefit is a sufficient multiple of the Policy Value. See "Choice of Tests for Tax Purposes", p. 7. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or take any other action that may be necessary for the Policy to qualify as life insurance.


Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

The Treasury Department, in connection with the diversification requirements, stated that it expected to issue guidance about circumstances where a policyowner's control of separate account assets would cause the policyowner, and not the life insurance company, to be treated as the owner of those assets. These guidelines have not been issued. If the owner of a Policy were treated as the owner of the Fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

We believe that the Policies comply with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes in the Policies if necessary to qualify the Policies as life insurance for tax purposes.

TAX TREATMENT OF LIFE INSURANCE While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.


Unless the Policy is a modified endowment contract, as described below, we believe that a loan received under a Policy will be construed as indebtedness of the owner and no part of the loan will be treated as a distribution subject to current federal income tax. Interest paid by owners of the Policies will ordinarily not be deductible.


As a general rule, the proceeds from a withdrawal of cash value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of cash value during the first 15 Policy years may be taxable to the extent that the cash value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy. In addition, if a Policy terminates while a Policy loan is outstanding, the cancellation of the loan and accrued interest will be treated as a distribution from the Policy and may be taxable under these rules.

Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

MODIFIED ENDOWMENT CONTRACTS A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, a change in the Specified Amount, and certain other changes.

If the benefits are reduced during the lifetime of either insured, for example, by requesting a decrease in the Specified Amount or, in some cases, by making a withdrawal of cash value, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the calculated seven-pay premium level limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.


If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain- first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of cash value. Any such distributions will be considered taxable income to the extent the cash value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.


A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the Policy Value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a

Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

ESTATE AND GENERATION SKIPPING TAXES The amount of the death benefit will generally be includible in the owner's estate for federal estate tax purposes if the last surviving insured owned the Policy. If the owner is not the last surviving insured, the fair market value of the Policy is includible in the owner's estate.

The federal estate tax and gift tax are integrated under a unified rate schedule which effectively excludes estates of less than $625,000 from federal estate taxes. The exclusion will be increased in several steps to $1 million in the year 2006 under current law. In addition, an unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the surviving spouse.

If ownership of the Policy is transferred to a person two or more generations younger than the owner, the value of the Policy may be taxable. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. You should consult a qualified tax adviser if you contemplate transfer of ownership to grandchildren.

OTHER TAX CONSIDERATIONS The Policy permits the owner to exchange the Policy for two policies, one on the life of each insured, if a change in the federal estate tax law results in the repeal of the unlimited marital deduction or a 50% or greater reduction in the estate tax rate. The Internal Revenue Service has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not, such a split of the Policy could result in the recognition of taxable income.


Finally, life insurance subject to a split dollar arrangement is taxable to the owner (typically a trust) in the amount of the annual value of the economic benefit to the owner measured by the issuer's lowest one-year term rates as defined by various Internal Revenue Service rulings or the government's P.S. 58 table rates. There is also a risk that the accrued earnings in equity split dollar policies may be taxable in the year earned. The Internal Revenue Service is currently reviewing the taxation of split dollar arrangements generally and has issued certain technical advice memoranda (which apply only to the taxpayer under audit) which have disallowed an issuer's one-year term rates or imposed a different taxation scheme on a particular taxpayer.


Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a Policy loan, a withdrawal of cash value, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary. If you contemplate any such transaction, you should consult a qualified tax adviser.

--------------------------------------------------------------------------------
OTHER INFORMATION

MANAGEMENT


Northwestern Mutual is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual and their positions including Board committee memberships, and their principal occupations, as of the date of this prospectus, are listed below. Unless otherwise indicated, the business address of each Trustee and senior officer is c/o The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.




TRUSTEES

NAME                                                           PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
----                                                           -------------------------------------------

R. Quintus Anderson (A)........................  Chairman, Aarque Capital Corporation since 1997; prior thereto, Chairman, The
                                                 Aarque Companies, 20 West Fairmount Avenue, P.O. Box 109, Lakewood, NY 14750-0109
                                                 (diversified metal products manufacturing)

Edward E. Barr (HR)............................  Chairman, Sun Chemical Corporation, 222 Bridge Plaza South, Fort Lee, New Jersey
                                                 07024 (graphic arts) since 1998;  prior thereto, President and Chief Executive
                                                 Officer.  President and Chief Executive Officer, DIC Americas, Inc., Fort Lee, NJ

Gordon T. Beaham, III (OT).....................  Chairman of the Board and President, Faultless Starch/Bon Ami Company, 1025 West
                                                 Eighth Street, Kansas City, MO 64101 (consumer products manufacturer)

Robert C. Buchanan (A, E, F)...................  President and Chief Executive Officer, Fox Valley Corporation, 100 West Lawrence
                                                 Street, P.O. Box 727, Appleton, WI 54911 (manufacturer of gift wrap and writing paper)

George A. Dickerman (AM).......................  Chairman Emeritus, Spalding Sports Worldwide, 425 Meadow Street, P.O. Box 901,
                                                 Chicopee, MA 01021-0901 (manufacturer of sporting equipment) since 1999; Chairman of the Board from 1998 to 1999; prior thereto, President

Pierre S. du Pont (AM).........................  Attorney, Richards, Layton and Finger, P.O. Box 551, 1 Rodney Square, Wilmington,
                                                 DE 19899

James D. Ericson (AM, E, F. HR, OT)............  Chairman and Chief Executive Officer of Northwestern Mutual since 2000; prior thereto, President and Chief Executive Officer

J. E. Gallegos (A).............................  Attorney at Law; President, Gallegos Law Firm, 460 St. Michaels Drive, Building
                                                 300, Santa Fe, NM 87505

Stephen N. Graff (A, E, F).....................  Retired Partner, Arthur Andersen LLP (public accountants).
                                                 Address:  805 Lone Tree Road, Elm Grove, WI 53122-2014

Patricia Albjerg Graham (HR)...................  Professor, Graduate School of Education, Harvard University, 420 Gutman,
                                                 Cambridge, MA 02138.  President, The Spencer Foundation (social and behavioral sciences)

Stephen F. Keller (HR).........................  Attorney.  Former Chairman, Santa Anita Realty Enterprises since 1997; prior thereto, Chairman.  Address:  101 South Las Palmas Avenue, Los Angeles, CA 90004

Barbara A. King (AM)...........................  President, Landscape Structures, Inc., Rt 3, 601 - 7th Street South, Delano, MN
                                                 55328 (manufacturer of playground equipment)

J. Thomas Lewis (HR)...........................  Attorney (retired), 228 St. Charles Avenue, Suite 1024, New Orleans, LA 70130,
                                                 since 1998; prior thereto, Attorney, Monroe & Lemann, New Orleans, LA

Daniel F. McKeithan, Jr. (E, F, HR)............  President, Tamarack Petroleum Company, Inc., 777 East Wisconsin Avenue, Milwaukee,
                                                 WI 53202 (operator of oil and gas wells); President, Active Investor Management,
                                                 Inc., Milwaukee, WI

Guy A. Osborn (E, F, OT).......................  Retired Chairman of Universal Foods Corporation, 433 East Michigan Street,
                                                 Milwaukee, WI 53202 since 1997; prior thereto, Chairman and Chief Executive Officer

Timothy D. Proctor (A).........................  Group General Counsel, Diageo plc, 8 Henrietta Place, London W1M 9AG, United
                                                 Kingdom, since 2000 (multinational branded food and drink company); Director,
                                                 Worldwide Human Resources of Glaxo Wellcome plc from 1998 to 1999
                                                 (pharmaceuticals); prior thereto, Senior Vice President Human Resources, General
                                                 Counsel & Secretary

H. Mason Sizemore, Jr. (AM)....................  President and Chief Operating Officer, The Seattle Times, Fairview Avenue North
                                                 and John Street, P.O. Box 70, Seattle, WA 98109 (publishing)

Harold B. Smith (OT)...........................  Chairman, Executive Committee, Illinois Tool Works, Inc., 3600 West Lake Avenue,
                                                 Glenview, IL 60025-5811 (engineered components and industrial systems and consumables)

Sherwood H. Smith, Jr. (AM)....................  Chairman Emeritus of Carolina Power & Light, 411 Fayetteville Street Mall, P.O.
                                                 Box 1551, Raleigh, NC 27602, since 1999; Chairman of the Board from 1997 to 1999;
                                                 prior thereto, Chairman of the Board and Chief Executive Officer

Peter M. Sommerhauser (E, F, OT)...............  Partner, Godfrey & Kahn, S.C. (attorneys), 780 North Water Street, Milwaukee, WI
                                                 53202-3590



John E. Steuri (OT)............................  Chairman, Advanced Thermal Technologies, 2102 Riverfront Drive, Suite 120, Little
                                                 Rock, AR  72202-1747 since 1997 (heating,  air-conditioning  and humidity control).  Retired since 1996 as Chairman and Chief Executive Officer of ALLTEL
                                                 Information Services, Inc., Little Rock, AR (application software)

John J. Stollenwerk (AM, E, F).................  President and Chief Executive Officer, Allen-Edmonds Shoe Corporation, 201 East
                                                 Seven Hills Road, P.O. Box 998, Port Washington, WI 53074-0998

Barry L. Williams (HR).........................  President and Chief Executive Officer of Williams Pacific Ventures, Inc., 100
                                                 First Street, Suite 2350, San Francisco, CA 94105-2634 (venture capital consulting)

Kathryn D. Wriston (A).........................  Director of various corporations.  Address:  c/o Shearman & Sterling, 599
                                                 Lexington Avenue, Room 1126, New York, NY 10022

Edward J. Zore.................................  President of Northwestern Mutual since 2000; prior thereto, Executive Vice
                                                 President


A      -- Member, Audit Committee                F     --  Member, Finance Committee
AM     -- Member, Agency and Marketing           HR    --  Member, Human Resources and Public Policy
          Committee                                        Committee
E      -- Member, Executive Committee            OT    --  Member, Operations and Technology Committee



SENIOR OFFICERS (OTHER THAN TRUSTEES)



                                                                  POSITION WITH
                  NAME                                         NORTHWESTERN MUTUAL
   ----------------------------------- ------------------------------------------------------------
         John M. Bremer                            Senior Executive Vice President and
                                                      Secretary
         Peter W. Bruce                            Senior Executive Vice President
         Deborah A. Beck                           Executive Vice President
         Mark G. Doll                              Senior Vice President
         Richard L. Hall                           Senior Vice President
         William C. Koenig                         Senior Vice President and Chief Actuary
         Donald L. Mellish                         Senior Vice President
         Bruce L. Miller                           Executive Vice President
         Mason G. Ross                             Senior Vice President
         John E. Schlifske                         Senior Vice President
         Leonard F. Stecklein                      Senior Vice President
         Frederic H. Sweet                         Senior Vice President
         Dennis Tamcsin                            Senior Vice President
         Walter J. Wojcik                          Senior Vice President
         Gary E. Long                              Vice President and Controller



REGULATION


We are subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. We file an annual statement in a prescribed form with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. We are also subject to the insurance laws and regulations of the other jurisdictions in which we are licensed to operate.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Account is a party.

REGISTRATION STATEMENT


We have filed a registration statement with the Securities and Exchange Commission, Washington, D.C under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual. The address and telephone number are on the cover of this prospectus.

EXPERTS

The financial statements of Northwestern Mutual as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and of the Account as of December 31, 1999 and for each of the two years in the period ended December 31, 1999 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual. His opinion is filed as an exhibit to the registration statement.

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

Report of Independent Accountants

To the Northwestern Mutual Life Insurance Company and
Contract Owners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and the Small Cap Growth Stock Division, Aggressive Growth Stock Division, International Equity Division, Index 400 Stock Division, Growth Stock Division, Growth & Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 1999, the results of each of their operations for each of the two years or the period then ended and the changes in each of their equity for the two years or the period then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1999 with Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds, provide a reasonable basis for the opinion expressed above.

[PRICEWATERHOUSECOOPERS LLC]

Milwaukee, Wisconsin
January 27, 2000

Accountants' Report                    18

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Assets and Liabilities
December 31, 1999
(in thousands)


 ASSETS
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          4,228 shares (cost $6,122).........................    $  7,561
       Aggressive Growth Stock
          42,894 shares (cost $135,037)......................     206,058
       International Equity
          68,837 shares (cost $110,160)......................     122,508
       Index 400 Stock
          3,839 shares (cost $3,940).........................       4,260
       Growth Stock
          47,373 shares (cost $92,844).......................     125,759
       Growth and Income Stock
          66,188 shares (cost $96,173).......................     103,251
       Index 500 Stock
          84,461 shares (cost $220,153)......................     328,044
       Balanced
          84,819 shares (cost $140,282)......................     188,428
       High Yield Bond
          21,865 shares (cost $22,132).......................      17,965
       Select Bond
          13,558 shares (cost $16,226).......................      15,328
       Money Market
          67,006 shares (cost $67,006).......................      67,400
     Russell Insurance Funds
       Multi-Style Equity
          819 shares (cost $13,258)..........................      13,738
       Aggressive Equity
          401 shares (cost $4,918)...........................       5,356
       Non-U.S.
          395 shares (cost $5,025)...........................       5,609
       Real Estate Securities
          131 shares (cost $1,160)...........................       1,151
       Core Bond
          159 shares (cost $1,580)...........................       1,536    $1,213,952
                                                                 --------
   Due from Sale of Fund Shares..............................                     1,180
   Due from Northwestern Mutual Life Insurance Company.......                     1,736
                                                                             ----------
            Total Assets.....................................                $1,216,868
                                                                             ==========

 LIABILITIES
   Due to Northwestern Mutual Life Insurance Company.........                $    1,180
   Due on Purchase of Fund Shares............................                     1,736
                                                                             ----------
            Total Liabilities................................                     2,916
                                                                             ----------

 EQUITY (NOTE 8)
   Variable Life Policies Issued Before October 11, 1995.....                   479,924
   Variable Complife Policies Issued On or After October 11,
     1995....................................................                   717,227
   Variable Executive Life Policies Issued On or After March
     2, 1998.................................................                     7,901
   Variable Joint Life Policies Issued On or After December
     10, 1998................................................                     8,900
                                                                             ----------
            Total Equity.....................................                 1,213,952
                                                                             ----------
            Total Liabilities and Equity.....................                $1,216,868
                                                                             ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       19     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

           Statement of Operations                                                  SMALL CAP
               (in thousands)                                                      GROWTH STOCK           AGGRESSIVE GROWTH
                                                           COMBINED                 DIVISION#               STOCK DIVISION
                                                 ----------------------------      ------------      ----------------------------
                                                                                    SIX MONTHS
                                                  YEAR ENDED      YEAR ENDED          ENDED           YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                     1999            1998              1999              1999            1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income............................      $ 60,160        $24,922            $  239           $ 4,628          $3,287
  Mortality and Expense Risks................         4,044          2,755                 5               605             424
  Taxes......................................         1,737          1,178                 3               259             181
                                                   --------        -------            ------           -------          ------
  Net Investment Income......................        54,379         20,989               231             3,764           2,682
                                                   --------        -------            ------           -------          ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on Investments........         7,370          4,332                --             1,888             523
  Unrealized Appreciation (Depreciation) of
    Investments During the Period............       115,169         68,780             1,440            54,225           4,928
                                                   --------        -------            ------           -------          ------
  Net Gain (Loss) on Investments.............       122,539         73,112             1,440            56,113           5,451
                                                   --------        -------            ------           -------          ------
  Increase (Decrease) in Equity Derived from
    Investment Activity......................      $176,918        $94,101            $1,671           $59,877          $8,133
                                                   ========        =======            ======           =======          ======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     20

    INDEX 400
      STOCK                                                                             GROWTH & INCOME
    DIVISION#       INTERNATIONAL EQUITY DIVISION      GROWTH STOCK DIVISION            STOCK DIVISION
-----------------   -----------------------------   ---------------------------   ---------------------------
     SIX MONTHS
        ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1999            1999            1998            1999           1998           1999           1998
-------------------------------------------------------------------------------------------------------------
        $ 58           $13,164         $ 3,591        $ 3,284        $   956        $ 9,123        $   537
           4               420             308            395            211            372            234
           2               180             132            170             91            159            100
        ----           -------         -------        -------        -------        -------        -------
          52            12,564           3,151          2,719            654          8,592            203
        ----           -------         -------        -------        -------        -------        -------
           4               504             284            595            143            514            220
         321             7,108          (1,424)        16,158         10,533         (3,359)        10,574
        ----           -------         -------        -------        -------        -------        -------
         325             7,612          (1,140)        16,753         10,676         (2,845)        10,794
        ----           -------         -------        -------        -------        -------        -------
        $377           $20,176         $ 2,011        $19,472        $11,330        $ 5,747        $10,997
        ====           =======         =======        =======        =======        =======        =======


              INDEX 500
           STOCK DIVISION
---  ---------------------------

      YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,
         1999           1998
---  ---------------------------
       $ 5,542        $ 4,530
         1,104            671
           473            287
       -------        -------
         3,965          3,572
       -------        -------
         1,529          1,125
        42,832         31,738
       -------        -------
        44,361         32,863
       -------        -------
       $48,326        $36,435
       =======        =======

                                       21     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

      Statement of Operations             BALANCED DIVISION            HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
          (in thousands)             ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
            (CONTINUED)                  1999            1998            1999            1998            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................    $ 17,659        $  8,344        $ 2,112         $ 1,489         $ 1,211         $   743
  Mortality and Expense Risks......         769             681             70              53              62              51
  Taxes............................         330             292             30              22              27              22
                                       --------        --------        -------         -------         -------         -------
  Net Investment Income............      16,560           7,371          2,012           1,414           1,122             670
                                       --------        --------        -------         -------         -------         -------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................       2,596           1,893           (288)             47              33              97
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............      (1,744)         14,317         (1,879)         (1,828)         (1,386)            (58)
                                       --------        --------        -------         -------         -------         -------
  Net Gain (Loss) on Investments...         852          16,210         (2,167)         (1,781)         (1,353)             39
                                       --------        --------        -------         -------         -------         -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................    $ 17,412        $ 23,581        $  (155)        $  (367)        $  (231)        $   709
                                       ========        ========        =======         =======         =======         =======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     22

                                        RUSSELL              RUSSELL             RUSSELL                RUSSELL
                                  MULTI-STYLE EQUITY#   AGGRESSIVE EQUITY#      NON-U.S.#       REAL ESTATE SECURITIES#
     MONEY MARKET DIVISION        -------------------   ------------------   ----------------   -----------------------
-------------------------------       SIX MONTHS            SIX MONTHS          SIX MONTHS            SIX MONTHS
     YEAR ENDED     YEAR ENDED           ENDED                ENDED               ENDED                  ENDED
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,          DECEMBER 31,        DECEMBER 31,          DECEMBER 31,
        1999           1998              1999                  1999                1999                  1999
-----------------------------------------------------------------------------------------------------------------------
       $2,507         $1,445             $381                  $ 19                $145                  $ 35
          212            122               14                     4                   5                     1
           92             51                5                     3                   2                     1
       ------         ------             ----                  ----                ----                  ----
        2,203          1,272              362                    12                 138                    33
       ------         ------             ----                  ----                ----                  ----
           --             --               (1)                   (4)                 --                    --
           --             --              484                   438                 585                    (9)
       ------         ------             ----                  ----                ----                  ----
           --             --              483                   434                 585                    (9)
       ------         ------             ----                  ----                ----                  ----
       $2,203         $1,272             $845                  $446                $723                  $ 24
       ======         ======             ====                  ====                ====                  ====

         RUSSELL
        CORE BOND#
     ----------------
---     SIX MONTHS
          ENDED
       DECEMBER 31,
           1999
---  ----------------
           $ 53
              2
              1
           ----
             50
           ----
             --
            (45)
           ----
            (45)
           ----
           $  5
           ====

                                       23     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

       Statement of Changes in Equity                                               SMALL CAP
               (in thousands)                                                      GROWTH STOCK           AGGRESSIVE GROWTH
                                                           COMBINED                 DIVISION#               STOCK DIVISION
                                                 ----------------------------      ------------      ----------------------------
                                                                                    SIX MONTHS
                                                  YEAR ENDED      YEAR ENDED          ENDED           YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                     1999            1998              1999              1999            1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income......................     $   54,379       $ 20,989           $  231           $  3,764        $  2,682
  Net Realized Gain (Loss)...................          7,370          4,332               --              1,888             523
  Net Change in Unrealized Appreciation
    (Depreciation)...........................        115,169         68,780            1,440             54,225           4,928
                                                  ----------       --------           ------           --------        --------
Increase (Decrease) in Equity................        176,918         94,101            1,671             59,877           8,133
                                                  ----------       --------           ------           --------        --------
EQUITY TRANSACTIONS
  Policyowners' Net Payments.................        403,531        258,672              319             37,031          30,145
  Policy Loans, Surrenders, and Death
    Benefits.................................        (54,502)       (37,427)             (74)            (9,017)         (6,454)
  Mortality and Other (net)..................        (61,013)       (39,611)             (25)            (7,239)         (5,193)
  Transfers from Other Divisions.............        243,273        133,775            5,878             23,525          20,371
  Transfers to Other Divisions...............       (244,190)      (133,773)            (207)           (17,347)         (6,419)
                                                  ----------       --------           ------           --------        --------
Increase in Equity Derived from Equity
  Transactions...............................        287,099        181,636            5,891             26,953          32,450
                                                  ----------       --------           ------           --------        --------
Net Increase in Equity.......................        464,017        275,737            7,562             86,830          40,583
EQUITY
  Beginning of Period........................        749,935        474,198               --            119,230          78,647
                                                  ----------       --------           ------           --------        --------
  End of Period..............................     $1,213,952       $749,935           $7,562           $206,060        $119,230
                                                  ==========       ========           ======           ========        ========

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     24

   INDEX 400
     STOCK                                                                             GROWTH & INCOME
   DIVISION#       INTERNATIONAL EQUITY DIVISION      GROWTH STOCK DIVISION            STOCK DIVISION
----------------   -----------------------------   ---------------------------   ---------------------------
     SIX MONTHS
       ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1999           1999            1998            1999           1998           1999           1998
------------------------------------------------------------------------------------------------------------
       $   52        $ 12,564         $ 3,151        $  2,719       $   654        $  8,592       $   203
            4             504             284             595           143             514           220
          321           7,108          (1,424)         16,158        10,533          (3,359)       10,574
       ------        --------         -------        --------       -------        --------       -------
          377          20,176           2,011          19,472        11,330           5,747        10,997
       ------        --------         -------        --------       -------        --------       -------
          165          25,923          20,672          22,738        12,991          23,731        14,771
          (43)         (5,642)         (4,327)         (5,004)       (2,859)         (5,239)       (2,902)
          (27)         (4,876)         (3,785)         (4,452)       (2,494)         (4,489)       (2,847)
        4,152          19,043          15,743          33,353        16,839          22,159        17,225
         (364)        (10,533)         (5,013)         (6,373)       (2,015)         (9,185)       (3,106)
       ------        --------         -------        --------       -------        --------       -------
        3,883          23,915          23,290          40,262        22,462          26,977        23,141
       ------        --------         -------        --------       -------        --------       -------
        4,260          44,091          25,301          59,734        33,792          32,724        34,138
           --          78,417          53,116          66,025        32,233          70,527        36,389
       ------        --------         -------        --------       -------        --------       -------
       $4,260        $122,508         $78,417        $125,759       $66,025        $103,251       $70,527
       ======        ========         =======        ========       =======        ========       =======


              INDEX 500
           STOCK DIVISION
---  ---------------------------

      YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,
         1999           1998
---  ---------------------------
       $  3,965       $  3,572
          1,529          1,125
         42,832         31,738
       --------       --------
         48,326         36,435
       --------       --------
         56,388         29,665
        (14,992)        (8,924)
        (10,807)        (5,367)
         72,157         37,076
        (14,168)        (5,443)
       --------       --------
         88,578         47,007
       --------       --------
        136,904         83,442
        191,141        107,699
       --------       --------
       $328,045       $191,141
       ========       ========

                                       25     Variable Life Financial Statements

NML VARIABLE LIFE ACCOUNT

  Statement of Changes in Equity          BALANCED DIVISION            HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
          (in thousands)             ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
            (CONTINUED)                  1999            1998            1999            1998            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income............    $ 16,560        $  7,371        $ 2,012         $ 1,414         $ 1,122         $   670
  Net Realized Gain (Loss).........       2,596           1,893           (288)             47              33              97
  Net Change in unrealized
    Appreciation (Depreciation)....      (1,744)         14,317         (1,879)         (1,828)         (1,386)            (58)
                                       --------        --------        -------         -------         -------         -------
Increase (Decrease) in Equity......      17,412          23,581           (155)           (367)           (231)            709
                                       --------        --------        -------         -------         -------         -------
EQUITY TRANSACTIONS
  Policyowners' Net Payments.......      20,488          17,811          5,513           3,490           3,020           2,004
  Policy Loans, Surrenders, and
    Death Benefits.................      (9,916)         (8,879)          (933)           (690)           (985)           (620)
  Mortality and Other (net)........      (4,412)         (3,232)          (928)           (641)           (557)           (250)
  Transfers from Other Divisions...      16,340           7,905          3,662           5,399           3,874           3,951
  Transfers to Other Divisions.....      (9,591)         (5,398)        (3,710)         (1,476)         (2,463)         (2,217)
                                       --------        --------        -------         -------         -------         -------
Increase in Equity Derived from
  Equity Transactions..............      12,909           8,207          3,604           6,082           2,889           2,868
                                       --------        --------        -------         -------         -------         -------
Net Increase in Equity.............      30,321          31,788          3,449           5,715           2,658           3,577
EQUITY
  Beginning of Period..............     158,110         126,322         14,516           8,801          12,669           9,092
                                       --------        --------        -------         -------         -------         -------
  End of Period....................    $188,431        $158,110        $17,965         $14,516         $15,327         $12,669
                                       ========        ========        =======         =======         =======         =======

# The initial investments in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     26

                                        RUSSELL              RUSSELL             RUSSELL                RUSSELL
     MONEY MARKET DIVISION        MULTI-STYLE EQUITY#   AGGRESSIVE EQUITY#      NON-U.S.#       REAL ESTATE SECURITIES#
-------------------------------   -------------------   ------------------   ----------------   -----------------------
                                      SIX MONTHS            SIX MONTHS          SIX MONTHS            SIX MONTHS
     YEAR ENDED     YEAR ENDED           ENDED                ENDED               ENDED                  ENDED
    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,          DECEMBER 31,        DECEMBER 31,          DECEMBER 31,
        1999           1998              1999                  1999                1999                  1999
-----------------------------------------------------------------------------------------------------------------------
     $   2,203      $   1,272           $   362               $   12              $  138                $   33
            --             --                (1)                  (4)                 --                    --
            --             --               484                  438                 585                    (9)
     ---------      ---------           -------               ------              ------                ------
         2,203          1,272               845                  446                 723                    24
     ---------      ---------           -------               ------              ------                ------
       207,164        127,123               669                   28                 254                    49
        (2,420)        (1,772)             (109)                 (34)                (48)                   (8)
       (23,000)       (15,802)             (114)                 (37)                (34)                   (8)
        13,433          9,266            13,008                5,080               4,917                 1,097
      (169,279)      (102,686)             (561)                (127)               (205)                   (6)
     ---------      ---------           -------               ------              ------                ------
        25,898         16,129            12,893                4,910               4,884                 1,124
     ---------      ---------           -------               ------              ------                ------
        28,101         17,401            13,738                5,356               5,607                 1,148
        39,300         21,899                --                   --                  --                    --
     ---------      ---------           -------               ------              ------                ------
     $  67,401      $  39,300           $13,738               $5,356              $5,607                $1,148
     =========      =========           =======               ======              ======                ======

         RUSSELL
        CORE BOND#
---  ----------------
        SIX MONTHS
          ENDED
       DECEMBER 31,
           1999
---  ----------------
          $   50
              --
             (45)
          ------
               5
          ------
              51
             (38)
              (8)
           1,595
             (71)
          ------
           1,529
          ------
           1,534
              --
          ------
          $1,534
          ======

                                       27     Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 1999

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds shares are accounted for on the trade date. The basis for determining cost on sale of Funds shares is identified cost. Purchases and sales of the Funds shares for the period ended December 31, 1999 by each Division are shown below:

        DIVISIONS              PURCHASES        SALES
        ---------              ---------        -----
Small Cap Growth Stock....    $ 6,123,393    $     1,068
Aggressive Growth Stock...     35,131,629      4,386,856
International Equity......     38,347,289      1,854,037
Index 400 Stock...........      4,056,200        119,396
Growth Stock..............     44,024,329      1,042,030
Growth & Income Stock.....     37,069,503      1,491,279
Index 500 Stock...........     95,056,887      2,520,734
Balanced..................     35,493,036      6,023,989
High Yield Bond...........      7,296,571      1,680,853
Select Bond...............      6,205,815      2,193,634
Money Market..............     73,757,754     45,658,376
Russell Multi-Style Equity
  Fund....................     13,280,682         21,745
Russell Aggressive Equity
  Fund....................      5,000,413         77,631
Russell Non-U.S. Fund.....      5,030,954          6,175
Russell Real Estate
  Securities Fund.........      1,160,771            619
Russell Core Bond Fund....      1,664,332         84,103

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 3, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

Notes to Financial Statements          28

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 1999
(in thousands)

NOTE 8 -- Equity Values by Division are shown below:

                                               VARIABLE LIFE                                VARIABLE COMPLIFE
                                              POLICIES ISSUED                                POLICIES ISSUED
                                          BEFORE OCTOBER 11, 1995                     ON OR AFTER OCTOBER 11, 1995
                                                EQUITY OF:                                     EQUITY OF:
                                         -------------------------       TOTAL        -----------------------------       TOTAL
                                         POLICYOWNERS        NML         EQUITY       POLICYOWNERS           NML          EQUITY
                                         ----------------------------------------------------------------------------------------
Small Cap Growth Stock.................    $  2,395        $    90      $  2,485        $  3,094          $  1,599       $  4,693
Aggressive Growth Stock................      60,387          3,459        63,846         115,775            25,627        141,402
International Equity...................      40,534          2,738        43,272          62,788            15,362         78,150
Index 400 Stock........................         920             49           969           1,710             1,334          3,044
Growth Stock...........................      31,720          1,600        33,320          70,935            19,665         90,600
Growth and Income Stock................      28,633          1,702        30,335          56,046            16,098         72,144
Index 500 Stock........................     124,843          5,072       129,915         149,358            44,339        193,697
Balanced...............................     145,265          4,576       149,841          28,647             8,243         36,890
High Yield Bond........................       4,049            332         4,381          10,475             2,941         13,416
Select Bond............................       7,403            386         7,789           5,475             1,478          6,953
Money Market...........................       8,133            372         8,505          23,834            32,439         56,273
Russell Multi-Style Equity.............       2,095             91         2,186           6,289             3,973         10,262
Russell Aggressive Equity..............       1,248             54         1,302           2,141             1,591          3,732
Russell Non-U.S. ......................       1,029             42         1,071           2,659             1,460          4,119
Russell Real Estate Securities.........         302             12           314             469               324            793
Russell Core Bond......................         368             25           393             761               298          1,059
                                           --------        -------      --------        --------          --------       --------
                                           $459,324        $20,600      $479,924        $540,456          $176,771       $717,227
                                           ========        =======      ========        ========          ========       ========

                                                             VARIABLE EXECUTIVE LIFE              VARIABLE JOINT LIFE
                                                                 POLICIES ISSUED                    POLICIES ISSUED
                                                            ON OR AFTER MARCH 2, 1998        ON OR AFTER DECEMBER 10, 1998
                                                            --------------------------       -----------------------------
                                                                      TOTAL                              TOTAL
                                                                      EQUITY                            EQUITY
                                                            --------------------------------------------------------------
Small Cap Growth Stock....................................            $    1                            $  374
Aggressive Growth Stock...................................               441                               420
International Equity......................................               687                               393
Index 400 Stock...........................................               193                                52
Growth Stock..............................................               934                               897
Growth and Income Stock...................................               122                               648
Index 500 Stock...........................................             1,965                             2,453
Balanced..................................................             1,429                               266
High Yield Bond...........................................               127                                41
Select Bond...............................................               503                                85
Money Market..............................................             1,024                             1,598
Russell Multi-Style Equity................................               190                             1,095
Russell Aggressive Equity.................................               164                               155
Russell Non-U.S. .........................................               113                               304
Russell Real Estate Securities............................                 2                                42
Russell Core Bond.........................................                 6                                77
                                                                      ------                            ------
                                                                      $7,901                            $8,900
                                                                      ======                            ======

                                       29          Notes to Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual Life to meet its obligations under the Policies.

                                                                    DECEMBER 31,
                                                                ---------------------
                                                                 1999          1998
-------------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $36,792       $34,888
  Common and preferred stocks...............................      7,108         6,062
  Mortgage loans............................................     13,416        12,250
  Real estate...............................................      1,666         1,481
  Policy loans..............................................      7,938         7,580
  Other investments.........................................      3,443         2,353
  Cash and temporary investments............................      1,159         1,275
                                                                -------       -------
    TOTAL INVESTMENTS.......................................     71,522        65,889
  Due and accrued investment income.........................        893           827
  Other assets..............................................      1,409         1,313
  Separate account assets...................................     12,161         9,966
                                                                -------       -------
    TOTAL ASSETS............................................    $85,985       $77,995
                                                                =======       =======
LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $56,246       $51,815
  Policy benefit and premium deposits.......................      1,746         1,709
  Policyowner dividends payable.............................      3,100         2,870
  Interest maintenance reserve..............................        491           606
  Asset valuation reserve...................................      2,371         1,994
  Income taxes payable......................................      1,192         1,161
  Other liabilities.........................................      3,609         3,133
  Separate account liabilities..............................     12,161         9,966
                                                                -------       -------
    TOTAL LIABILITIES.......................................     80,916        73,254
  Surplus...................................................      5,069         4,741
                                                                -------       -------
    TOTAL LIABILITIES AND SURPLUS...........................    $85,985       $77,995
                                                                =======       =======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Financial Position

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                               1999        1998        1997
---------------------------------------------------------------------------------------------
REVENUE
  Premiums and deposits.....................................  $ 8,344     $ 8,021     $ 7,294
  Net investment income.....................................    4,766       4,536       4,171
  Other income..............................................      970         922         861
                                                              -------     -------     -------
      TOTAL REVENUE.........................................   14,080      13,479      12,326
                                                              -------     -------     -------
BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........    4,023       3,602       3,329
  Net additions to policy benefit reserves..................    4,469       4,521       4,026
  Net transfers to separate accounts........................      516         564         566
                                                              -------     -------     -------
      TOTAL BENEFITS........................................    9,008       8,687       7,921
  Operating expenses........................................    1,287       1,297       1,138
                                                              -------     -------     -------
      TOTAL BENEFITS AND EXPENSES...........................   10,295       9,984       9,059
                                                              -------     -------     -------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.......    3,785       3,495       3,267
Policyowner dividends.......................................    3,091       2,869       2,636
                                                              -------     -------     -------
      GAIN FROM OPERATIONS BEFORE TAXES.....................      694         626         631
Income tax expense..........................................      203         301         356
                                                              -------     -------     -------
      NET GAIN FROM OPERATIONS..............................      491         325         275
Net realized capital gains..................................      846         484         414
                                                              -------     -------     -------
      NET INCOME............................................  $ 1,337     $   809     $   689
                                                              =======     =======     =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                       31   Consolidated Statement of Operations

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                       FOR THE YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
                                                                 1999         1998         1997
------------------------------------------------------------------------------------------------
BEGINNING OF YEAR...........................................    $4,741       $4,101       $3,515
  Net income................................................     1,337          809          689
  Increase (decrease) in net unrealized gains...............       213         (147)         576
  Increase in investment reserves...........................      (377)         (20)        (526)
  Charge-off of goodwill (Note 7)...........................      (842)          --           --
  Other, net................................................        (3)          (2)        (153)
                                                                ------       ------       ------
  NET INCREASE IN SURPLUS...................................       328          640          586
                                                                ------       ------       ------
END OF YEAR BALANCE.........................................    $5,069       $4,741       $4,101
                                                                ======       ======       ======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Changes in Surplus

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                -----------------------------------
                                                                 1999          1998          1997
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums............................    $ 9,260       $ 8,876       $ 8,093
  Investment income received................................      4,476         4,216         3,928
  Disbursement of policy loans, net of repayments...........       (358)         (416)         (360)
  Benefits paid to policyowners and beneficiaries...........     (4,012)       (3,572)       (3,316)
  Net transfers to separate accounts........................       (516)         (564)         (565)
  Policyowner dividends paid................................     (2,862)       (2,639)       (2,347)
  Operating expenses and taxes..............................     (1,699)       (1,749)       (1,722)
  Other, net................................................        (56)          (83)          124
                                                                -------       -------       -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES............      4,233         4,069         3,835
                                                                -------       -------       -------
CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
     Bonds..................................................     20,788        28,720        38,284
     Common and preferred stocks............................     13,331        10,359         9,057
     Mortgage loans.........................................      1,356         1,737         1,012
     Real estate............................................        216           159           302
     Other investments......................................        830           768           398
                                                                -------       -------       -------
                                                                 36,521        41,743        49,053
                                                                -------       -------       -------
  COST OF INVESTMENTS ACQUIRED
     Bonds..................................................     22,849        30,873        41,169
     Common and preferred stocks............................     13,794         9,642         9,848
     Mortgage loans.........................................      2,500         3,135         2,309
     Real estate............................................        362           268           202
     Other investments......................................      1,864           567           359
                                                                -------       -------       -------
                                                                 41,369        44,485        53,887
                                                                -------       -------       -------
  Net increase (decrease) in securities lending and other...        499          (624)          440
                                                                -------       -------       -------
       NET CASH USED IN INVESTING ACTIVITIES................     (4,349)       (3,366)       (4,394)
                                                                -------       -------       -------
       NET (DECREASE) INCREASE IN CASH AND TEMPORARY
        INVESTMENTS.........................................       (116)          703          (559)
Cash and temporary investments, beginning of year...........      1,275           572         1,131
                                                                -------       -------       -------
Cash and temporary investments, end of year.................    $ 1,159       $ 1,275       $   572
                                                                =======       =======       =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                       33   Consolidated Statement of Cash Flows

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 1999, 1998 and 1997

NOTE 1 -- BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long-term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC is now considering amendments to Codification that would also be effective upon implementation. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas (e.g., deferred income taxes are recorded). The Office of the Commissioner of Insurance of the State of Wisconsin ("OCI") intends to adopt Codification effective January 1, 2001. The Company has not determined the potential effect of Codification, and the eventual effect of adoption could differ if changes are made prior to the effective date of January 1, 2001.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of generally accepted accounting principles ("GAAP") primarily because on a GAAP basis: (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, and (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds -- Amortized cost using the interest method; loan-backed and structured securities are amortized using estimated prepayment rates and, generally, the prospective adjustment method

Common and preferred stocks -- Common stocks are carried at fair value, preferred stocks are generally carried at cost, and unconsolidated subsidiaries are recorded using the equity method

Mortgage loans -- Amortized cost

Real estate -- Lower of cost, less depreciation and encumbrances, or estimated net realizable value

Policy loans -- Unpaid principal balance, which approximates fair value

Other investments -- Consists primarily of joint venture investments which are valued at equity in ventures' net assets

Cash and temporary investments -- Amortized cost, which approximates fair value

TEMPORARY INVESTMENTS

Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME AND CAPITAL GAINS

Net investment income includes interest and dividends received or due and accrued on investments, equity in unconsolidated subsidiaries' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Unrealized investment gains and losses include changes in the fair

Notes to Consolidated Statutory Financial Statements value of common stocks and changes in valuation allowances made for bonds, preferred stocks, mortgage loans and other investments considered by management to be impaired.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

INVESTMENT RESERVES

The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. In addition, the Company maintained a $200 million voluntary investment reserve at each of December 31, 1999 and 1998 to absorb potential investment losses exceeding those considered by the AVR formula. Increases or decreases in these investment reserves are recorded directly to surplus.

SEPARATE ACCOUNTS

Separate account assets and related policy liabilities represent the segregation of funds deposited by "variable" life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES

Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME

Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES

Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS

Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. (See Note 3.)

POLICYOWNER DIVIDENDS

Almost all life insurance policies, and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved.

RECLASSIFICATION

Certain financial statement balances for 1998 and 1997 have been reclassified to conform to the current year presentation.

                            Notes to Consolidated Statutory Financial Statements

NOTE 2 -- INVESTMENTS

DEBT SECURITIES

Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 1999 and 1998 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1999      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,855      $   72      $  (167)     $ 3,760
Mortgage-backed
  securities.........     7,736          65         (256)       7,545
Corporate and other
  debt securities....    25,201         249       (1,088)      24,362
                        -------      ------      -------      -------
                         36,792         386       (1,511)      35,667
Preferred stocks.....        85           2           --           87
                        -------      ------      -------      -------
     Total...........   $36,877      $  388      $(1,511)     $35,754
                        =======      ======      =======      =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1998      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,904      $  461      $   (11)     $ 4,354
Mortgage-backed
  securities.........     7,357         280          (15)       7,622
Corporate and other
  debt securities....    23,627       1,240         (382)      24,485
                        -------      ------      -------      -------
                         34,888       1,981         (408)      36,461
Preferred stocks.....       189           4           (1)         192
                        -------      ------      -------      -------
     Total...........   $35,077      $1,985      $  (409)     $36,653
                        =======      ======      =======      =======

The statement value and estimated fair value of debt securities by contractual maturity at December 31, 1999 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                   STATEMENT    ESTIMATED
                                     VALUE      FAIR VALUE
                                   ---------    ----------
                                        (IN MILLIONS)
Due in one year or less..........   $   931      $   942
Due after one year through five
  years..........................     5,420        5,412
Due after five years through ten
  years..........................    11,168       10,796
Due after ten years..............    11,622       11,059
                                    -------      -------
                                     29,141       28,209
Mortgage-backed securities.......     7,736        7,545
                                    -------      -------
                                    $36,877      $35,754
                                    =======      =======

STOCKS

The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

The adjusted cost of common and preferred stock held by the Company at December 31, 1999 and 1998 was $4.9 billion and $4.3 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE

Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 1999 and 1998 was $13.2 billion and $12.9 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 1999 and 1998, real estate includes $39 million and $61 million, respectively, acquired through foreclosure and $114 million and $120 million, respectively, of home office real estate.

Notes to Consolidated Statutory Financial Statements

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized investment gains and losses for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1999
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  219      $(404)      $ (185)
Common and preferred
  stocks..................      1,270       (255)       1,015
Mortgage loans............         22        (12)          10
Real estate...............         92         --           92
Other invested assets.....        308       (189)         119
                               ------      -----       ------
                               $1,911      $(860)       1,051
                               ======      =====       ------
Less: Capital gains
  taxes...................                                244
Less: IMR (losses)
  gains...................                                (39)
                                                       ------
Net realized capital
  gains...................                             $  846
                                                       ======

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1998
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  514      $(231)      $  283
Common and preferred
  stocks..................        885       (240)         645
Mortgage loans............         18        (11)           7
Real estate...............         41         --           41
Other invested assets.....        330       (267)          63
                               ------      -----       ------
                               $1,788      $(749)       1,039
                               ======      =====       ------
Less: Capital gains
  taxes...................                                358
Less: IMR (losses)
  gains...................                                197
                                                       ------
Net realized capital
  gains...................                             $  484
                                                       ======

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 1997
                              --------------------------------
                                                        NET
                                                      REALIZED
                              REALIZED    REALIZED     GAINS
                               GAINS       LOSSES     (LOSSES)
                              --------    --------    --------
                                       (IN MILLIONS)
Bonds.....................     $  518      $(269)       $249
Common and preferred
  stocks..................        533       (150)        383
Mortgage loans............         14        (14)         --
Real estate...............        100         (2)         98
Other invested assets.....        338       (105)        233
                               ------      -----        ----
                               $1,503      $(540)        963
                               ======      =====        ----
Less: Capital gains
  taxes...................                               340
Less: IMR (losses)
  gains...................                               209
                                                        ----
Net realized capital
  gains...................                              $414
                                                        ====

Changes in unrealized net investment gains and losses for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                    FOR THE YEAR ENDED
                                       DECEMBER 31,
                                  ----------------------
                                  1999     1998     1997
                                  ----     ----     ----
                                      (IN MILLIONS)
Bonds.........................    $(178)   $ (97)   $ 43
Common and preferred stocks...      415       29     528
Mortgage loans................      (10)     (16)     (7)
Real estate...................       (2)      --      --
Other.........................      (12)     (63)     12
                                  -----    -----    ----
                                  $ 213    $(147)   $576
                                  =====    =====    ====

SECURITIES LENDING

The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $2.1 billion and $1.5 billion, respectively, are included in the consolidated statements of financial position at December 31, 1999 and 1998, and approximate the statement value of securities loaned at those dates.

INVESTMENT IN MGIC

The Company owns 11.3% (11.9 million shares) of the outstanding common stock of MGIC Investment Corporation ("MGIC"). This investment is accounted for using the equity method. At December 31, 1999 and 1998, the fair value of the Company's investment in MGIC exceeded the statement value of $201 million and $180 million, respectively, by $518 million and $296 million, respectively.

In August 1998, the Company delivered 8.9 million shares of MGIC to a brokerage firm to settle a forward contract. In conjunction with the settlement, the Company recorded a $114 million realized gain.

DERIVATIVE FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options and swaps.

                            Notes to Consolidated Statutory Financial Statements

The Company held the following positions for hedging purposes at December 31, 1999 and 1998:

                                                NOTIONAL AMOUNTS
                                           ---------------------------
                                           DECEMBER 31,   DECEMBER 31,
     DERIVATIVE FINANCIAL INSTRUMENT           1999           1998                     RISKS REDUCED
     -------------------------------       ------------   ------------                 -------------
                                                  (IN MILLIONS)
Foreign Currency
  Forward Contracts......................      $967           $601       Currency exposure on foreign-denominated
                                                                         investments
Common Stock Futures.....................       620            657       Stock market price fluctuation.
Bond Futures.............................        50            379       Bond market price fluctuation.
Options to acquire Interest Rate Swaps...       419            419       Interest rates payable on certain annuity
                                                                         and insurance contracts.
Foreign Currency and
  Interest Rate Swaps....................       203             94       Interest rates on variable rate notes and
                                                                         currency exposure on foreign-denominated
                                                                         bonds.
Default Swaps............................        52             --       Default exposure on certain bond
                                                                         investments.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 1999 and 1998. The notional amount of equity swaps outstanding at December 31, 1999 and 1998 was $136 million and $138 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. There is no statement value reported for interest rate swaps, bond futures and options to acquire interest rate swaps prior to the settlement of the contract, at which time realized gains and losses are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 1999 and 1998, net realized and unrealized gains on investments were partially offset by net realized losses of $55 million and $104 million, respectively, and net unrealized gains (losses) of $17 million and $(58) million, respectively, on derivative instruments. The effect of derivative instruments in 1997 was not material to the Company's results of operations.

NOTE 3 -- RESERVES FOR POLICY BENEFITS

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from these estimates.

NOTE 4 -- EMPLOYEE AND AGENT BENEFIT PLANS

The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The expense associated with these plans is generally recorded by the Company in the period contributions are funded. As of

Notes to Consolidated Statutory Financial Statements

January 1, 1999, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $109 million and $98 million for nonqualified defined benefit plans at December 31, 1999 and 1998, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $31 million, $29 million and $27 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 1999, 1998 and 1997, respectively. The defined benefit and defined contribution plans' assets of $2.2 billion and $1.9 billion at December 31, 1999 and 1998, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 1999, 1998 and 1997 were a net expense (benefit) of $5.0 million, $1.8 million and ($1.3) million, respectively.

                            DECEMBER 31,         DECEMBER 31,
                                1999                 1998
                         ------------------   ------------------
Unfunded postretirement
  benefit obligation
  for retirees and
  other fully eligible
  employees (Accrued in
  statement of
  financial
  position)............  $40 million          $35 million
Estimated
  postretirement
  benefit obligation
  for active non-vested
  employees (Not
  accrued until
  employee vests)......  $68 million          $56 million
Discount rate..........  7%                   7%
Health care cost trend   10% to an ultimate   10% to an ultimate
  rate.................  5%, declining 1%     5%, declining 1%
                         for 5 years          for 5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 1999 and 1998 would have been increased by $6 million and $5 million, respectively.

At December 31, 1999 and 1998, the recorded postretirement benefit obligation was reduced by $28 million and $23 million, respectively, for health care benefit plan assets. These assets were primarily invested in the separate accounts of the Company.

NOTE 5 -- REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Reserves for policy benefits at December 31, 1999 and 1998 were reported net of ceded reserves of $584 million and $518 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 1999, 1998 and 1997 was as follows:

                                1999     1998     1997
                               ------   ------   ------
                                    (IN MILLIONS)
Direct premiums and
  deposits...................  $8,785   $8,426   $7,647
Premiums ceded...............    (441)    (405)    (353)
                               ------   ------   ------
Net premium and deposits.....  $8,344   $8,021   $7,294
                               ======   ======   ======
Benefits to policyowners and
  beneficiaries..............   9,205   $8,869   $8,057
Benefits ceded...............    (197)    (182)    (136)
                               ------   ------   ------
Net benefits to policyowners
  and beneficiaries..........  $9,008   $8,687   $7,921
                               ======   ======   ======

In addition, the Company received $133 million, $121 million and $115 million for the years ended December 31, 1999, 1998 and 1997, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition

                            Notes to Consolidated Statutory Financial Statements
of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

NOTE 6 -- INCOME TAXES

Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1995 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes, which may become due with respect to the open years.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities (e.g., investments and policy benefit reserves). The Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and also, the Company must capitalize and amortize, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax").

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 1999, 1998 and 1997 was 29%, 48%, and 56% respectively. In 1999, the effective rate was less than the federal corporate rate of 35% due primarily to differences between book and tax investment income. In 1998 and 1997, the effective rate was greater than 35% due primarily to the equity tax and DAC tax.

NOTE 7 -- RELATED PARTY TRANSACTIONS

The Company acquired Frank Russell Company ("Frank Russell") effective January 1, 1999 for a purchase price of approximately $950 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method and is included in common stocks in the consolidated statement of financial position. In 1999, the Company charged-off directly from surplus approximately $842 million, representing the total goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off. The Company has unconditionally guaranteed certain debt obligations of Frank Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

During 1999, the Company transferred appreciated equity investments to a wholly-owned subsidiary as a capital contribution to the subsidiary. A realized capital gain of $287 million was recorded on this transaction based on the fair value of the assets upon transfer.

NOTE 8 -- CONTINGENCIES

The Company has guaranteed certain obligations of its other affiliates. These guarantees totaled approximately $101 million at December 31, 1999 and are generally supported by the underlying net asset values of the affiliates.

In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.9 billion at December 31, 1999 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial position.

Notes to Consolidated Statutory Financial Statements

[PRICEWATERHOUSECOOPERS LLP - LETTERHEAD]

R EPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 1999 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1999 and 1998 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, on the basis of accounting described in Note 1.

/s/ PriceWaterhousecoopers LLP
January 24, 2000

Accountants' Report                    41

 APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES CASH VALUES AND ACCUMULATED PREMIUMS. The tables on the following pages illustrate how the death benefit, Policy Value and cash value for a Policy would vary over time based on hypothetical investment results. The tables assume gross investment return rates of 0%, 6% and 12% on assets of the Account. The Policies illustrated are for a male and female, both select risks, age 55, with a Specified Amount of $1,000,000 and annual premium of $20,000. The first four illustrations, on pages 43-46, are for death benefit Option A, based on both current charges and Guaranteed Charges, using 1) the Guideline Premium/Cash Value Corridor Test, and
2) the Cash Value Accumulation Test for the definition of life insurance. The next four illustrations are for Policies with death benefit Option B.

The death benefits and cash values would be different from those shown if the gross investment return rate averaged 0%, 6% or 12%, but fluctuated over and under the average rate at various points in time. The values would also be different, depending on the Account divisions selected by the owner of the Policy, if the Portfolios or Funds return rate averaged 0%, 6% or 12%, but the rates for each individual Portfolio or Fund varied over and under the average.


The amounts shown as the death benefits, Policy Values and cash values reflect the deductions from premiums and deductions from Policy Value. The amounts shown as the cash values reflect surrender charges. The amounts shown also reflect the average of the investment advisory fees and other expenses applicable to each of the Portfolios and Funds at the annual rate of .66% of their net assets. See "The Funds", p. 5. Thus the 0%, 6% and 12% gross hypothetical return rates on the Fund's assets are equivalent to the net rates of -.66%, 5.34% and 11.34% on the assets of the Account.


The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, at a 5% interest rate compounded annually.

The death benefits and corresponding Policy Values and cash values shown on pages 43, 45, 47 and 49 illustrate benefits which would be paid if investment returns of 0%, 6% and 12% are realized, and if mortality and expense experience in the future is as currently experienced. HOWEVER, CURRENT MONTHLY COST OF INSURANCE AND EXPENSE CHARGES MAY CHANGE SUBJECT TO THE STATED MAXIMUM CHARGES.

A comparable illustration based on the issue age, sex and risk classification of the proposed insured persons and proposed Specified Amount, death benefit option and premium is available upon request.

              FLEXIBLE PREMIUM VARIABLE JOINT LIFE INSURANCE POLICY

SPECIFIED AMOUNT:  $1,000,000                           DEATH BENEFIT OPTION:  A
MALE SELECT CLASS ISSUE AGE 55                  FEMALE SELECT CLASS ISSUE AGE 55
ANNUAL PREMIUM:  $20,000            GUIDELINE PREMIUM / CASH VALUE CORRIDOR TEST

                                 CURRENT CHARGES

                                                                             DEATH BENEFIT
                                                       ------------------------------------------------------
                                                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF                 PREMIUM ACCUMULATED          -------------------------------------------------------
POLICY YEAR             AT 5% INTEREST PER YEAR              0%                    6%                 12%
-----------             -----------------------          ---------             ---------           ---------
       1                          21,000                 1,000,000             1,000,000           1,000,000
       2                          43,050                 1,000,000             1,000,000           1,000,000
       3                          66,203                 1,000,000             1,000,000           1,000,000
       4                          90,513                 1,000,000             1,000,000           1,000,000
       5                         116,038                 1,000,000             1,000,000           1,000,000
       6                         142,840                 1,000,000             1,000,000           1,000,000
       7                         170,982                 1,000,000             1,000,000           1,000,000
       8                         200,531                 1,000,000             1,000,000           1,000,000
       9                         231,558                 1,000,000             1,000,000           1,000,000
      10                         264,136                 1,000,000             1,000,000           1,000,000
      15                         453,150                 1,000,000             1,000,000           1,000,000
      20                         694,385                 1,000,000             1,000,000           1,231,273
      25                       1,002,269                 1,000,000             1,000,000           2,151,291
      30                       1,395,216                 1,000,000             1,176,067           3,705,695
      35                       1,896,726                 1,000,000             1,575,433           6,215,194


                                  POLICY VALUE                                             CASH VALUE
             -------------------------------------------------------  -------------------------------------------------------
             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF    -------------------------------------------------------  -------------------------------------------------------
POLICY YEAR           0%              6%               12%                   0%              6%                12%
-----------       --------       ---------         ---------             --------       ----------         ---------
    1               15,522          16,525            17,530                6,232            7,235             8,240
    2               30,869          33,852            36,956               22,612           25,594            28,699
    3               46,042          52,016            58,484               38,816           44,791            51,258
    4               61,039          71,057            82,337               54,846           64,864            76,143
    5               75,859          91,013           108,764               70,698           85,852           103,602
    6               90,496         111,922           138,037               86,367          107,793           133,908
    7              104,946         133,822           170,459              101,849          130,726           167,362
    8              119,201         156,755           206,363              117,136          154,691           204,298
    9              133,254         180,761           246,120              132,222          179,729           245,088
   10              147,099         205,888           290,146              147,099          205,888           290,146
   15              227,297         366,996           612,297              227,297          366,996           612,297
   20              295,833         565,953         1,150,722              295,833          565,953         1,150,722
   25              334,046         808,247         2,048,848              334,046          808,247         2,048,848
   30              297,781       1,120,064         3,529,234              297,781        1,120,064         3,529,234
   35               51,073       1,500,412         5,919,233               51,073        1,500,412         5,919,233

ALL PREMIUM PAYMENTS ARE ILLUSTRATED AS IF MADE AT THE BEGINNING OF THE POLICY YEAR. ASSUMES NO POLICY LOAN OR WITHDRAWAL HAS BEEN MADE.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE VARIABLE ACCOUNT.

THE DEATH BENEFIT, POLICY VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES THAN SHOWN. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE JOINT LIFE INSURANCE POLICY

SPECIFIED AMOUNT:  $1,000,000                          DEATH BENEFIT OPTION:  A
MALE SELECT CLASS ISSUE AGE 55                 FEMALE SELECT CLASS ISSUE AGE 55
ANNUAL PREMIUM:  $20,000           GUIDELINE PREMIUM / CASH VALUE CORRIDOR TEST

                               GUARANTEED CHARGES



                                                                             DEATH BENEFIT
                                                       ------------------------------------------------------
                                                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF                 PREMIUM ACCUMULATED          -------------------------------------------------------
POLICY YEAR             AT 5% INTEREST PER YEAR              0%                    6%                 12%
-----------             -----------------------          ---------             ---------           ---------
     1                         21,000                     1,000,000            1,000,000         1,000,000
     2                         43,050                     1,000,000            1,000,000         1,000,000
     3                         66,203                     1,000,000            1,000,000         1,000,000
     4                         90,513                     1,000,000            1,000,000         1,000,000
     5                        116,038                     1,000,000            1,000,000         1,000,000
     6                        142,840                     1,000,000            1,000,000         1,000,000
     7                        170,982                     1,000,000            1,000,000         1,000,000
     8                        200,531                     1,000,000            1,000,000         1,000,000
     9                        231,558                     1,000,000            1,000,000         1,000,000
     10                       264,136                     1,000,000            1,000,000         1,000,000
     15                       453,150                     1,000,000            1,000,000         1,000,000
     20                       694,385                     1,000,000            1,000,000         1,081,505
     25                     1,002,269                     1,000,000            1,000,000         1,855,009
     30                     1,395,216                            0*            1,000,000         3,115,429
     35                     1,896,726                            0*            1,000,000         5,063,479



                                  POLICY VALUE                                             CASH VALUE
             -------------------------------------------------------  -------------------------------------------------------
             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF    -------------------------------------------------------  -------------------------------------------------------
POLICY YEAR           0%              6%               12%                   0%              6%                12%
-----------       --------       ---------         ---------             --------       ----------         ---------
    1                  15,378         16,375         17,373                   6,088            7,085            8,083
    2                  30,412         33,360         36,429                  22,154           25,102           28,172
    3                  45,085         50,961         57,324                  37,859           43,736           50,098
    4                  59,381         69,184         80,225                  53,188           62,991           74,031
    5                  73,279         88,031        105,317                  68,118           82,870          100,156
    6                  86,754        107,499        132,801                  82,625          103,370          128,672
    7                  99,770        127,579        162,894                  96,673          124,482          159,797
    8                 112,280        148,248        195,826                 110,216          146,184          193,762
    9                 124,220        169,470        231,846                 123,188          168,438          230,814
   10                 135,512        191,197        271,226                 135,512          191,197          271,226
   15                 194,004        322,978        551,824                 194,004          322,978          551,824
   20                 217,278        462,857      1,010,752                 217,278          462,857        1,010,752
   25                 161,091        596,725      1,766,675                 161,091          596,725        1,766,675
   30                      0*        716,915      2,967,075                      0*          716,915        2,967,075
   35                      0*        832,007      4,822,361                      0*          832,007        4,822,361

*Additional payment will be required to prevent policy termination.


ALL PREMIUM PAYMENTS ARE ILLUSTRATED AS IF MADE AT THE BEGINNING OF THE POLICY YEAR. ASSUMES NO POLICY LOAN OR WITHDRAWAL HAS BEEN MADE.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE VARIABLE ACCOUNT.

THE DEATH BENEFIT, POLICY VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES THAN SHOWN. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE JOINT LIFE INSURANCE POLICY

SPECIFIED AMOUNT:  $1,000,000                           DEATH BENEFIT OPTION:  A
MALE SELECT CLASS ISSUE AGE 55                  FEMALE SELECT CLASS ISSUE AGE 55
ANNUAL PREMIUM:  $20,000                           CASH VALUE  ACCUMULATION TEST

                                 CURRENT CHARGES

                                                                             DEATH BENEFIT
                                                       ------------------------------------------------------
                                                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF                 PREMIUM ACCUMULATED          -------------------------------------------------------
POLICY YEAR             AT 5% INTEREST PER YEAR              0%                    6%                 12%
-----------             -----------------------          ---------             ---------           ---------
      1                     21,000                 1,000,000             1,000,000            1,000,000
      2                     43,050                 1,000,000             1,000,000            1,000,000
      3                     66,203                 1,000,000             1,000,000            1,000,000
      4                     90,513                 1,000,000             1,000,000            1,000,000
      5                    116,038                 1,000,000             1,000,000            1,000,000
      6                    142,840                 1,000,000             1,000,000            1,000,000
      7                    170,982                 1,000,000             1,000,000            1,000,000
      8                    200,531                 1,000,000             1,000,000            1,000,000
      9                    231,558                 1,000,000             1,000,000            1,000,000
     10                    264,136                 1,000,000             1,000,000            1,000,000
     15                    453,150                 1,000,000             1,000,000            1,132,348
     20                    694,385                 1,000,000             1,000,000            1,806,760
     25                  1,002,269                 1,000,000             1,118,299            2,765,673
     30                  1,395,216                 1,000,000             1,353,595            4,142,958
     35                  1,896,726                 1,000,000             1,598,348            6,110,280


                                  POLICY VALUE                                             CASH VALUE
             -------------------------------------------------------  -------------------------------------------------------
             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF    -------------------------------------------------------  -------------------------------------------------------
POLICY YEAR           0%              6%               12%                   0%              6%                12%
-----------       --------       ---------         ---------             --------       ----------         ---------
     1                  15,522        16,525          17,530                  6,232              7,235            8,240
     2                  30,869        33,852          36,956                 22,612             25,594           28,699
     3                  46,042        52,016          58,484                 38,816             44,791           51,258
     4                  61,039        71,057          82,337                 54,846             64,864           76,143
     5                  75,859        91,013         108,764                 70,698             85,852          103,602
     6                  90,496       111,922         138,037                 86,367            107,793          133,908
     7                 104,946       133,822         170,459                101,849            130,726          167,362
     8                 119,201       156,755         206,363                117,136            154,691          204,298
     9                 133,254       180,761         246,120                132,222            179,729          245,088
    10                 147,099       205,888         290,146                147,099            205,888          290,146
    15                 227,297       366,996         612,215                227,297            366,996          612,215
    20                 295,833       565,953       1,143,119                295,833            565,953        1,143,119
    25                 334,046       805,813       1,992,861                334,046            805,813        1,992,861
    30                 297,781     1,078,355       3,300,529                297,781          1,078,355        3,300,529
    35                  51,073     1,366,427       5,223,679                 51,073          1,366,427        5,223,679

ALL PREMIUM PAYMENTS ARE ILLUSTRATED AS IF MADE AT THE BEGINNING OF THE POLICY YEAR. ASSUMES NO POLICY LOAN OR WITHDRAWAL HAS BEEN MADE.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE VARIABLE ACCOUNT.

THE DEATH BENEFIT, POLICY VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES THAN SHOWN. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE JOINT LIFE INSURANCE POLICY

SPECIFIED AMOUNT:  $1,000,000                           DEATH BENEFIT OPTION:  A
MALE SELECT CLASS ISSUE AGE 55                  FEMALE SELECT CLASS ISSUE AGE 55
ANNUAL PREMIUM:  $20,000                           CASH VALUE  ACCUMULATION TEST

                               GUARANTEED CHARGES

                                                                             DEATH BENEFIT
                                                       ------------------------------------------------------
                                                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF                 PREMIUM ACCUMULATED          -------------------------------------------------------
POLICY YEAR             AT 5% INTEREST PER YEAR              0%                    6%                 12%
-----------             -----------------------          ---------             ---------           ---------
      1                     21,000                 1,000,000             1,000,000         1,000,000
      2                     43,050                 1,000,000             1,000,000         1,000,000
      3                     66,203                 1,000,000             1,000,000         1,000,000
      4                     90,513                 1,000,000             1,000,000         1,000,000
      5                    116,038                 1,000,000             1,000,000         1,000,000
      6                    142,840                 1,000,000             1,000,000         1,000,000
      7                    170,982                 1,000,000             1,000,000         1,000,000
      8                    200,531                 1,000,000             1,000,000         1,000,000
      9                    231,558                 1,000,000             1,000,000         1,000,000
     10                    264,136                 1,000,000             1,000,000         1,000,000
     15                    453,150                 1,000,000             1,000,000         1,020,630
     20                    694,385                 1,000,000             1,000,000         1,558,395
     25                  1,002,269                 1,000,000             1,000,000         2,244,735
     30                  1,395,216                        0*             1,000,000         3,136,441
     35                  1,896,726                        0*             1,000,000         4,313,250

                                  POLICY VALUE                                             CASH VALUE
             -------------------------------------------------------  -------------------------------------------------------
             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF    -------------------------------------------------------  -------------------------------------------------------
POLICY YEAR           0%              6%               12%                   0%              6%                12%
-----------       --------       ---------         ---------             --------       ----------         ---------
     1                15,378           16,375         17,373                  6,088              7,085          8,083
     2                30,412           33,360         36,429                 22,154             25,102         28,172
     3                45,085           50,961         57,324                 37,859             43,736         50,098
     4                59,381           69,184         80,225                 53,188             62,991         74,031
     5                73,279           88,031        105,317                 68,118             82,870        100,156
     6                86,754          107,499        132,801                 82,625            103,370        128,672
     7                99,770          127,579        162,894                 96,673            124,482        159,797
     8               112,280          148,248        195,826                110,216            146,184        193,762
     9               124,220          169,470        231,846                123,188            168,438        230,814
    10               135,512          191,197        271,226                135,512            191,197        271,226
    15               194,004          322,978        551,814                194,004            322,978        551,814
    20               217,278          462,857        985,981                217,278            462,857        985,981
    25               161,091          596,725      1,617,489                161,091            596,725      1,617,489
    30                    0*          716,915      2,498,677                     0*            716,915      2,498,677
    35                    0*          832,007      3,687,397                     0*            832,007      3,687,397

*Additional payment will be required to prevent policy termination.


ALL PREMIUM PAYMENTS ARE ILLUSTRATED AS IF MADE AT THE BEGINNING OF THE POLICY YEAR. ASSUMES NO POLICY LOAN OR WITHDRAWAL HAS BEEN MADE.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE VARIABLE ACCOUNT.

THE DEATH BENEFIT, POLICY VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES THAN SHOWN. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE JOINT LIFE INSURANCE POLICY

SPECIFIED AMOUNT:  $1,000,000                           DEATH BENEFIT OPTION:  B
MALE SELECT CLASS ISSUE AGE 55                  FEMALE SELECT CLASS ISSUE AGE 55
ANNUAL PREMIUM:  $20,000            GUIDELINE PREMIUM / CASH VALUE CORRIDOR TEST

                                 CURRENT CHARGES

                                                                      DEATH BENEFIT
                                                  ------------------------------------------------------
                                                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF                 PREMIUM ACCUMULATED     -------------------------------------------------------
POLICY YEAR             AT 5% INTEREST PER YEAR      0%                    6%                 12%
-----------             -----------------------   ---------             ---------           ---------
     1                      21,000                 1,015,522             1,016,525          1,017,530
     2                      43,050                 1,030,869             1,033,852          1,036,956
     3                      66,203                 1,046,041             1,052,016          1,058,483
     4                      90,513                 1,061,038             1,071,055          1,082,334
     5                     116,038                 1,075,855             1,091,008          1,108,757
     6                     142,840                 1,090,487             1,111,911          1,138,023
     7                     170,982                 1,104,928             1,133,800          1,170,429
     8                     200,531                 1,119,169             1,156,712          1,206,304
     9                     231,558                 1,133,198             1,180,684          1,246,012
    10                     264,136                 1,147,008             1,205,756          1,289,955
    15                     453,150                 1,226,555             1,365,731          1,610,096
    20                     694,385                 1,291,294             1,556,795          2,132,395
    25                   1,002,269                 1,311,607             1,752,777          2,953,868
    30                   1,395,216                 1,222,198             1,877,906          4,188,729
    35                   1,896,726                        0*             1,765,090          5,948,114


                                  POLICY VALUE                                             CASH VALUE
             -------------------------------------------------------  -------------------------------------------------------
             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF    -------------------------------------------------------  -------------------------------------------------------
POLICY YEAR           0%              6%               12%                   0%              6%                12%
-----------       --------       ---------         ---------             --------       ----------         ---------
     1                15,522            16,525       17,530                    6,232             7,235            8,240
     2                30,869            33,852       36,956                   22,611            25,594           28,698
     3                46,041            52,016       58,483                   38,816            44,790           51,257
     4                61,038            71,055       82,334                   54,844            64,862           76,141
     5                75,855            91,008      108,757                   70,694            85,847          103,596
     6                90,487           111,911      138,023                   86,359           107,782          133,894
     7               104,928           133,800      170,429                  101,832           130,703          167,332
     8               119,169           156,712      206,304                  117,104           154,647          204,240
     9               133,198           180,684      246,012                  132,166           179,651          244,980
    10               147,008           205,756      289,955                  147,008           205,756          289,955
    15               226,555           365,731      610,096                  226,555           365,731          610,096
    20               291,294           556,795    1,132,395                  291,294           556,795        1,132,395
    25               311,607           752,777    1,953,868                  311,607           752,777        1,953,868
    30               222,198           877,906    3,188,729                  222,198           877,906        3,188,729
    35                    0*           765,090    4,948,114                       0*           765,090        4,948,114

*Additional payment will be required to prevent policy termination.

ALL PREMIUM PAYMENTS ARE ILLUSTRATED AS IF MADE AT THE BEGINNING OF THE POLICY YEAR. ASSUMES NO POLICY LOAN OR WITHDRAWAL HAS BEEN MADE.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE VARIABLE ACCOUNT.

THE DEATH BENEFIT, POLICY VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES THAN SHOWN. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE JOINT LIFE INSURANCE POLICY

SPECIFIED AMOUNT:  $1,000,000                           DEATH BENEFIT OPTION:  B
MALE SELECT CLASS ISSUE AGE 55                  FEMALE SELECT CLASS ISSUE AGE 55
ANNUAL PREMIUM:  $20,000            GUIDELINE PREMIUM / CASH VALUE CORRIDOR TEST

                               GUARANTEED CHARGES

                                                                      DEATH BENEFIT
                                                  ------------------------------------------------------
                                                  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF                 PREMIUM ACCUMULATED     -------------------------------------------------------
POLICY YEAR             AT 5% INTEREST PER YEAR      0%                    6%                 12%
-----------             -----------------------   ---------             ---------           ---------
     1                        21,000               1,015,378             1,016,374          1,017,372
     2                        43,050               1,030,406             1,033,354          1,036,422
     3                        66,203               1,045,065             1,050,939          1,057,299
     4                        90,513               1,059,334             1,069,129          1,080,159
     5                       116,038               1,073,184             1,087,914          1,105,175
     6                       142,840               1,086,580             1,107,279          1,132,523
     7                       170,982               1,099,478             1,127,194          1,162,390
     8                       200,531               1,111,815             1,147,613          1,194,962
     9                       231,558               1,123,507             1,168,461          1,230,421
    10                       264,136               1,134,454             1,189,644          1,268,947
    15                       453,150               1,188,444             1,313,207          1,534,423
    20                       694,385               1,197,477             1,419,897          1,915,813
    25                     1,002,269               1,109,440             1,442,153          2,414,421
    30                     1,395,216                      0*             1,257,611          2,988,793
    35                     1,896,726                      0*                    0*          3,504,461


                                  POLICY VALUE                                             CASH VALUE
             -------------------------------------------------------  -------------------------------------------------------
             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF    -------------------------------------------------------  -------------------------------------------------------
POLICY YEAR           0%              6%               12%                   0%              6%                12%
-----------       --------       ---------         ---------             --------       ----------         ---------
     1                15,378           16,374           17,372                 6,088             7,084           8,082
     2                30,406           33,354           36,422                22,148            25,096          28,165
     3                45,065           50,939           57,299                37,840            43,714          50,073
     4                59,334           69,129           80,159                53,140            62,935          73,966
     5                73,184           87,914          105,175                68,023            82,753         100,014
     6                86,580          107,279          132,523                82,451           103,150         128,394
     7                99,478          127,194          162,390                96,381           124,098         159,293
     8               111,815          147,613          194,962               109,750           145,548         192,898
     9               123,507          168,461          230,421               122,475           167,429         229,389
    10               134,454          189,644          268,947               134,454           189,644         268,947
    15               188,444          313,207          534,423               188,444           313,207         534,423
    20               197,477          419,897          915,813               197,477           419,897         915,813
    25               109,440          442,153        1,414,421               109,440           442,153       1,414,421
    30                    0*          257,611        1,988,793                    0*           257,611       1,988,793
    35                    0*               0*        2,504,461                    0*                0*       2,504,461

*Additional payment will be required to prevent policy termination.

ALL PREMIUM PAYMENTS ARE ILLUSTRATED AS IF MADE AT THE BEGINNING OF THE POLICY YEAR. ASSUMES NO POLICY LOAN OR WITHDRAWAL HAS BEEN MADE.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE VARIABLE ACCOUNT.

THE DEATH BENEFIT, POLICY VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES THAN SHOWN. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE JOINT LIFE INSURANCE POLICY

SPECIFIED AMOUNT:  $1,000,000                           DEATH BENEFIT OPTION:  B
MALE SELECT CLASS ISSUE AGE 55                  FEMALE SELECT CLASS ISSUE AGE 55
ANNUAL PREMIUM:  $20,000                           CASH VALUE  ACCUMULATION TEST

                                 CURRENT CHARGES

                                                                          DEATH BENEFIT
                                                     ------------------------------------------------------
                                                     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF                 PREMIUM ACCUMULATED        -------------------------------------------------------
POLICY YEAR             AT 5% INTEREST PER YEAR             0%                  6%                 12%
-----------             -----------------------         ---------            ---------          ---------
     1                        21,000                    1,015,522            1,016,525          1,017,530
     2                        43,050                    1,030,869            1,033,852          1,036,956
     3                        66,203                    1,046,041            1,052,016          1,058,483
     4                        90,513                    1,061,038            1,071,055          1,082,334
     5                       116,038                    1,075,855            1,091,008          1,108,757
     6                       142,840                    1,090,487            1,111,911          1,138,023
     7                       170,982                    1,104,928            1,133,800          1,170,429
     8                       200,531                    1,119,169            1,156,712          1,206,304
     9                       231,558                    1,133,198            1,180,684          1,246,012
    10                       264,136                    1,147,008            1,205,756          1,289,955
    15                       453,150                    1,226,555            1,365,731          1,610,096
    20                       694,385                    1,291,294            1,556,795          2,132,395
    25                     1,002,269                    1,311,607            1,752,777          2,953,868
    30                     1,395,216                    1,222,198            1,877,906          4,188,729
    35                     1,896,726                           0*            1,765,090          5,948,114


                                  POLICY VALUE                                             CASH VALUE
             -------------------------------------------------------  -------------------------------------------------------
             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF    -------------------------------------------------------  -------------------------------------------------------
POLICY YEAR           0%              6%               12%                   0%              6%                12%
-----------       --------       ---------         ---------             --------       ----------         ---------
   1                  15,522          16,525         17,530                    6,232             7,235             8,240
   2                  30,869          33,852         36,956                   22,611            25,594            28,698
   3                  46,041          52,016         58,483                   38,816            44,790            51,257
   4                  61,038          71,055         82,334                   54,844            64,862            76,141
   5                  75,855          91,008        108,757                   70,694            85,847           103,596
   6                  90,487         111,911        138,023                   86,359           107,782           133,894
   7                 104,928         133,800        170,429                  101,832           130,703           167,332
   8                 119,169         156,712        206,304                  117,104           154,647           204,240
   9                 133,198         180,684        246,012                  132,166           179,651           244,980
   10                147,008         205,756        289,955                  147,008           205,756           289,955
   15                226,555         365,731        610,096                  226,555           365,731           610,096
   20                291,294         556,795      1,132,395                  291,294           556,795         1,132,395
   25                311,607         752,777      1,953,868                  311,607           752,777         1,953,868
   30                222,198         877,906      3,188,729                  222,198           877,906         3,188,729
   35                     0*         765,090      4,948,114                       0*           765,090         4,948,114

*Additional payment will be required to prevent policy termination.

ALL PREMIUM PAYMENTS ARE ILLUSTRATED AS IF MADE AT THE BEGINNING OF THE POLICY YEAR. ASSUMES NO POLICY LOAN OR WITHDRAWAL HAS BEEN MADE.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE VARIABLE ACCOUNT.

THE DEATH BENEFIT, POLICY VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES THAN SHOWN. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE JOINT LIFE INSURANCE POLICY

SPECIFIED AMOUNT:  $1,000,000                           DEATH BENEFIT OPTION:  B
MALE SELECT CLASS ISSUE AGE 55                  FEMALE SELECT CLASS ISSUE AGE 55
ANNUAL PREMIUM:  $20,000                           CASH VALUE  ACCUMULATION TEST

                               GUARANTEED CHARGES

                                                                          DEATH BENEFIT
                                                     ------------------------------------------------------
                                                     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF                 PREMIUM ACCUMULATED        -------------------------------------------------------
POLICY YEAR             AT 5% INTEREST PER YEAR             0%                  6%                 12%
-----------             -----------------------         ---------            ---------          ---------
     1                          21,000                   1,015,378              1,016,374         1,017,372
     2                          43,050                   1,030,406              1,033,354         1,036,422
     3                          66,203                   1,045,065              1,050,939         1,057,299
     4                          90,513                   1,059,334              1,069,129         1,080,159
     5                         116,038                   1,073,184              1,087,914         1,105,175
     6                         142,840                   1,086,580              1,107,279         1,132,523
     7                         170,982                   1,099,478              1,127,194         1,162,390
     8                         200,531                   1,111,815              1,147,613         1,194,962
     9                         231,558                   1,123,507              1,168,461         1,230,421
    10                         264,136                   1,134,454              1,189,644         1,268,947
    15                         453,150                   1,188,444              1,313,207         1,534,423
    20                         694,385                   1,197,477              1,419,897         1,915,813
    25                       1,002,269                   1,109,440              1,442,153         2,414,421
    30                       1,395,216                          0*              1,257,611         2,988,793
    35                       1,896,726                          0*                     0*         3,504,461

                                  POLICY VALUE                                             CASH VALUE
             -------------------------------------------------------  -------------------------------------------------------
             ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
   END OF    -------------------------------------------------------  -------------------------------------------------------
POLICY YEAR           0%              6%               12%                   0%              6%                12%
-----------       --------       ---------         ---------             --------       ----------         ---------
     1                15,378          16,374         17,372                   6,088             7,084           8,082
     2                30,406          33,354         36,422                  22,148            25,096          28,165
     3                45,065          50,939         57,299                  37,840            43,714          50,073
     4                59,334          69,129         80,159                  53,140            62,935          73,966
     5                73,184          87,914        105,175                  68,023            82,753         100,014
     6                86,580         107,279        132,523                  82,451           103,150         128,394
     7                99,478         127,194        162,390                  96,381           124,098         159,293
     8               111,815         147,613        194,962                 109,750           145,548         192,898
     9               123,507         168,461        230,421                 122,475           167,429         229,389
    10               134,454         189,644        268,947                 134,454           189,644         268,947
    15               188,444         313,207        534,423                 188,444           313,207         534,423
    20               197,477         419,897        915,813                 197,477           419,897         915,813
    25               109,440         442,153      1,414,421                 109,440           442,153       1,414,421
    30                    0*         257,611      1,988,793                      0*           257,611       1,988,793
    35                    0*              0*      2,504,461                      0*                0*       2,504,461

*Additional payment will be required to prevent policy termination.

ALL PREMIUM PAYMENTS ARE ILLUSTRATED AS IF MADE AT THE BEGINNING OF THE POLICY YEAR. ASSUMES NO POLICY LOAN OR WITHDRAWAL HAS BEEN MADE.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE VARIABLE ACCOUNT.

THE DEATH BENEFIT, POLICY VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES THAN SHOWN. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

APPENDIX B

         Mortality and Expense Risk charge - Specified Amount Component Table of Annual Charges Per $1,000 of Initial Specified Amount



      Issue      Annual                 Issue      Annual                  Issue      Annual
       Age*      Charge                  Age*      Charge                   Age*      Charge
     ------      ------                 -----      ------                  -----      ------
      20-25       $0.04                    42        0.33                     59        0.94
         26        0.05                    43        0.36                     60        0.99
         27        0.06                    44        0.38                     61        1.04
         28        0.07                    45        0.41                     62        1.10
         29        0.08                    46        0.44                     63        1.15
         30        0.09                    47        0.47                     64        1.21
         31        0.10                    48        0.50                     65        1.26
         32        0.11                    49        0.53                     66        1.31
         33        0.12                    50        0.57                     67        1.35
         34        0.13                    51        0.60                     68        1.40
         35        0.14                    52        0.63                     69        1.44
         36        0.17                    53        0.66                     70        1.49
         37        0.19                    54        0.69                     71        1.54
         38        0.22                    55        0.72                     72        1.58
         39        0.25                    56        0.77                     73        1.63
         40        0.28                    57        0.83                     74        1.67
         41        0.30                    58        0.88                  75-85        1.72


*The issue age used in this calculation equals the younger insured issue age plus an age adjustment. The age adjustment is based on the age difference (older issue age minus younger issue age) and this schedule:


           Age            Age
    Difference     Adjustment
       (years)        (years)
    ----------     ----------
           0-1              0
           2-4              1
           5-8              2
          9-14              3
         15-24              4
         25-34              5
         35-44              6
         45-54              7
         55-65              8


Example: For a Policy at issue ages 65 and 60 and a Specified Amount of $1,000,000, the age adjustment is 2 and the issue age is 62. The annual charge per $1000 of Specified Amount is $1.10. The Specified Amount component of the mortality and expense risk charge will be $1100.04 annually, or $91.67 monthly, for this Policy.

Note: In no event will the sum of the Mortality and Expense Risk Charge - Specified Amount Component Annual Charge and the annualized underwriting and issue charge exceed $1.90 per $1000 of initial Specified Amount. The underwriting and issue charge will be reduced to meet this constraint if necessary.

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.


To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

NORTHWESTERN MUTUAL


NORTHWESTERN MUTUAL VARIABLE JOINT LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS



PROSPECTUSES


Investment Company Act File Nos. 811-3990 and 811-5371

[NORTHWESTERN MUTUAL (TM) LOGO]

PO Box 3095
Milwaukee  WI  53201-3095

Change Service Requested

                                     PART II

                       CONTENTS OF REGISTRATION STATEMENT

         This amendment to the registration statement comprises the following papers and documents:

         The facing sheet

         The cross-reference sheet

         The prospectus consisting of 54 pages

         The undertaking with respect to fees and charges

         The signatures

         Written consents of the following persons:


                  PricewaterhouseCoopers LLP (filed herewith as Exhibit C(1))

                  William C. Koenig, F.S.A. (included in his opinion filed herewith as Exhibit C(6))

The following exhibits:

         Exhibit C(1)      Consent of PricewaterhouseCoopers LLP

         Exhibit C(6)      Opinion and consent of William C. Koenig, F.S.A.

                                   UNDERTAKING

         The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 25th day of April, 2000.

                                  NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                  (Registrant)

                                  By THE NORTHWESTERN MUTUAL LIFE
                                    INSURANCE COMPANY
                                     (Depositor)


Attest: JOHN M. BREMER                        By: JAMES D. ERICSON
       -----------------------------             -------------------------------
        John M. Bremer                            James D. Ericson, Chairman and
         Senior Executive Vice President            Chief Executive Officer
         and Secretary
                                              By NORTHWESTERN MUTUAL INVESTMENT
                                                 SERVICES, LLC
                                                 (Depositor)


Attest: MERRILL C. LUNDBERG                   By: MERIDEE J. MAYNARD
       -----------------------------             -------------------------------
        Merrill C. Lundberg, Secretary            Meridee J. Maynard,
                                                    President and CEO

         Pursuant to the requirements of the Securities Act of 1933, the depositors have duly caused this Amended Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, and their seals to be hereunto affixed, all in the City of Milwaukee, and State of Wisconsin, on the 25th day of April, 2000.
                                             THE NORTHWESTERN MUTUAL LIFE
                                             INSURANCE COMPANY  (Depositor)

Attest: JOHN M. BREMER                        By: JAMES D. ERICSON
       -----------------------------             -------------------------------
        John M. Bremer                            James D. Ericson, Chairman and
         Senior Executive Vice President            Chief Executive Officer
         and Secretary
                                             NORTHWESTERN MUTUAL INVESTMENT
                                             SERVICES, LLC  (Depositor)


Attest: MERRILL C. LUNDBERG                   By: MERIDEE J. MAYNARD
       -----------------------------             -------------------------------
        Merrill C. Lundberg, Secretary            Meridee J. Maynard,
                                                    President and CEO

         Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the depositor and on the dates indicated:

Signature                       Title
---------                       -----

JAMES D. ERICSON                Trustee, Chairman and               Dated
--------------------------      Principal Executive and             April 25,
James D. Ericson                Financial Officer                   2000

EDWARD J. ZORE                              President and Trustee
---------------------------------
Edward J. Zore



GARY E. LONG                                Vice President, Controller
---------------------------------           and Principal Accounting
Gary E. Long                                Officer



HAROLD B. SMITH*                            Trustee
---------------------------------
Harold B. Smith



J. THOMAS LEWIS*                            Trustee
---------------------------------
J. Thomas Lewis



PATRICIA ALBJERG GRAHAM*                    Trustee
---------------------------------
Patricia Albjerg Graham



R. QUINTUS ANDERSON*                        Trustee
---------------------------------
R. Quintus Anderson



STEPHEN F. KELLER*                          Trustee            Dated
------------------------------------                           April 25, 2000
Stephen F. Keller



PIERRE S. du PONT*                          Trustee
------------------------------------
Pierre S. du Pont



J. E. GALLEGOS*                             Trustee
------------------------------------
J. E. Gallegos



KATHRYN D. WRISTON*                         Trustee
------------------------------------
Kathryn D. Wriston



BARRY L. WILLIAMS*                          Trustee
------------------------------------
Barry L. Williams



GORDON T. BEAHAM III*                       Trustee
------------------------------------
Gordon T. Beaham III



DANIEL F. McKEITHAN, JR.*                   Trustee
------------------------------------
Daniel F. McKeithan, Jr.

EDWARD E. BARR*                             Trustee
------------------------------------
Edward E. Barr



ROBERT C. BUCHANAN*                         Trustee
------------------------------------
Robert C. Buchanan



SHERWOOD H. SMITH, JR.*                     Trustee
------------------------------------
Sherwood H. Smith, Jr.



H. MASON SIZEMORE, JR.*                     Trustee
------------------------------------
H. Mason Sizemore, Jr.



JOHN J. STOLLENWERK*                        Trustee
------------------------------------
John J. Stollenwerk



GEORGE A. DICKERMAN*                        Trustee
------------------------------------
George A. Dickerman



GUY A. OSBORN*                              Trustee            Dated
------------------------------------                           April 25, 2000
Guy A. Osborn



JOHN E. STEURI*                             Trustee
------------------------------------
John E. Steuri



STEPHEN N. GRAFF*                           Trustee
------------------------------------
Stephen N. Graff



BARBARA A. KING*                            Trustee
------------------------------------
Barbara A. King



TIMOTHY D. PROCTOR*                         Trustee
------------------------------------
Timothy D. Proctor



PETER M. SOMMERHAUSER*                      Trustee
------------------------------------
Peter M. Sommerhauser



*By: JAMES D. ERICSON
     ------------------------------------
     James D. Ericson, Attorney in fact,
     pursuant to the Power of Attorney
     attached hereto

                               CONSENT OF ACTUARY


     The Consent of William C. Koenig, F.S.A., is contained in his opinion filed as Exhibit C(6).







                       CONSENT OF INDEPENDENT ACCOUNTANTS


         The Consent of PricewaterhouseCoopers LLP is filed as Exhibit C(1).

                                POWER OF ATTORNEY

     The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint James D. Ericson and Robert E. Carlson, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 1999 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 28th day of July, 1999.


                                          R. QUINTUS ANDERSON            Trustee
                                          -------------------------------
                                          R. Quintus Anderson




                                          EDWARD E. BARR                 Trustee
                                          -------------------------------
                                          Edward E. Barr




                                          GORDON T. BEAHAM III           Trustee
                                          -------------------------------
                                          Gordon T. Beaham III




                                          ROBERT C. BUCHANAN             Trustee
                                          -------------------------------
                                          Robert C. Buchanan




                                          ROBERT E. CARLSON              Trustee
                                          -------------------------------
                                          Robert E. Carlson




                                          GEORGE A. DICKERMAN            Trustee
                                          -------------------------------
                                          George A. Dickerman

                                          PIERRE S. du PONT              Trustee
                                          -------------------------------
                                          Pierre S. du Pont



                                          JAMES D. ERICSON               Trustee
                                          -------------------------------
                                          James D. Ericson




                                          J. E. GALLEGOS                 Trustee
                                          -------------------------------
                                          J. E. Gallegos




                                          STEPHEN N. GRAFF               Trustee
                                          -------------------------------
                                          Stephen N. Graff




                                          PATRICIA ALBJERG GRAHAM        Trustee
                                          -------------------------------
                                          Patricia Albjerg Graham




                                          STEPHEN F. KELLER              Trustee
                                          -------------------------------
                                          Stephen F. Keller




                                          BARBARA A. KING                Trustee
                                          -------------------------------
                                          Barbara A. King




                                          J. THOMAS LEWIS                Trustee
                                          -------------------------------
                                          J. Thomas Lewis




                                          DANIEL F. McKEITHAN, JR.       Trustee
                                          -------------------------------
                                          Daniel F. McKeithan, Jr.




                                          GUY A. OSBORN                  Trustee
                                          -------------------------------
                                          Guy A. Osborn

                                          TIMOTHY D. PROCTOR             Trustee
                                          -------------------------------
                                          Timothy D. Proctor




                                          H. MASON SIZEMORE, JR.         Trustee
                                          -------------------------------
                                          H. Mason Sizemore, Jr.




                                          HAROLD B. SMITH                Trustee
                                          -------------------------------
                                          Harold B. Smith




                                          SHERWOOD H. SMITH, JR.         Trustee
                                          -------------------------------
                                          Sherwood H. Smith, Jr.




                                          PETER M. SOMMERHAUSER          Trustee
                                          -------------------------------
                                          Peter M. Sommerhauser




                                          JOHN E. STEURI                 Trustee
                                          -------------------------------
                                          John E. Steuri




                                          JOHN J. STOLLENWERK            Trustee
                                          -------------------------------
                                          John J. Stollenwerk




                                          BARRY L. WILLIAMS              Trustee
                                          -------------------------------
                                          Barry L. Williams




                                          KATHRYN D. WRISTON             Trustee
                                          -------------------------------
                                          Kathryn D. Wriston

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 2 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                       FOR
                     NORTHWESTERN MUTUAL VARIABLE JOINT LIFE


Exhibit Number                        Exhibit Name
--------------                        ------------
Exhibit C(1)                          Consent of PricewaterhouseCoopers LLP

Exhibit C(6)                          Opinion and consent of William C. Koenig,
                                            F.S.A.